Exhibit 10.7

EXECUTION COPY

INTELLECTUAL PROPERTY AGREEMENT

between

VERIZON SERVICES CORP.

and

IDEARC MEDIA CORP.

November 17, 2006

INTELLECTUAL PROPERTY AGREEMENT

This Intellectual Property Agreement (the “Intellectual Property Agreement”), is entered into as of November 17 2006, is between Verizon Services Corp., a Delaware corporation (“Licensor”), and Idearc Media Corp., a Delaware corporation (“Spinco” or “Licensee”) (Licensor and Licensee being hereinafter referred to individually as a “Party” and collectively as the “Parties”).

WHEREAS, Verizon Communications Inc. (“Parent”) and Spinco have entered into the Distribution Agreement, dated as of November 13, 2006 (the “Distribution Agreement”), pursuant to which (i) Parent shall separate the Spinco Assets (as defined in the Distribution Agreement) from the Verizon Assets (as defined in the Distribution Agreement), (ii) in exchange for the contribution to Spinco, directly or indirectly, of the Spinco Assets, Spinco shall issue to Parent the Spinco Common Stock (as defined in the Distribution Agreement) and distribute to Parent the Spinco Exchange Debt (as defined in the Distribution Agreement) and cash and (iii) Parent shall distribute all of the issued and outstanding shares of Spinco Common Stock to Parent’s stockholders;

Whereas, the Licensor or its U.S. Affiliates (other than Spinco or its Subsidiaries) are the owners of certain Licensed Intellectual Property (as hereinafter defined);

Whereas, the Spinco and its Subsidiaries are the owner of certain Spinco Intellectual Property (hereinafter defined); and

Whereas, Licensor is willing to convey or cause its U.S. Affiliates to convey to Spinco and its Subsidiaries (i) a nonexclusive limited license to Licensed Intellectual Property (as hereinafter defined), (ii) all right, title and interest of Licensor and its U.S. Affiliates, if any, in and to Designated Spinco Statutory Intellectual Property (as hereinafter defined), and (iii) an undivided joint ownership interest to the Spinco Non-Statutory Intellectual Property, Business Proprietary Software and Proprietary Business Information.

Whereas, Licensee is willing to convey or cause its Subsidiaries to convey to Licensor and its Affiliates (i) a nonexclusive limited license to Designated Spinco Statutory Intellectual Property, (ii) all right, title and interest of Licensee and its Subsidiaries, if any, in and to Customer Listing Data, and (iv) an undivided joint ownership interest to the Spinco Non-Statutory Intellectual Property, Business Proprietary Software and Proprietary Business Information.

Now, therefore, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I- Definitions

1.1 Definitions.

Capitalized terms used but not defined herein have the meanings assigned to them in the Distribution Agreement (as defined below). Other capitalized terms, as used herein, have the meanings set forth below or in the body of this Intellectual Property Agreement.

1

(a) “Affiliate” means any Person who, directly or indirectly, controls, is controlled by or is under common control with the relevant Party.

(b) “Branding Agreement” means a certain Branding Agreement dated as of the Effective Date between Verizon Licensing Company and Licensee.

(c) “Business” means the business of publishing and providing directory products and services, consisting principally of searchable (e.g., by alphabet letter or category) multiple wireline telephone listings and classified advertisements primarily of Persons located in the United States that are targeted primarily at and distributed primarily to end users located in the United States in tangible media (e.g., paper directories), electronic media (e.g., Internet) and digital media (e.g., PDA download) and soliciting and entering into agreements with advertisers to place advertising in the foregoing directory products; provided, however, the foregoing shall not include directory products and services comprised primarily or substantially of wireless telephone listings.

(d) “Business Non-Statutory Intellectual Property” means the Non-Statutory Intellectual Property, excluding Proprietary Business Information, Customer Listing Data, Verizon Proprietary Software, and Spinco Non-Statutory Intellectual Property, which is used in the Business as of the Effective Time and is owned by Licensor or its U.S. Affiliates (other than Spinco or its Subsidiaries) as of the Effective Time.

(e) “Business Proprietary Software” means the proprietary software (excluding any Third Party Intellectual Property), in the form and content it exists as of the Effective Time, in object and source code form, listed on Schedule B to this Intellectual Property Agreement, to the extent it is used in the Business as of the Effective Time.

(f) “Business Statutory Intellectual Property” means the Statutory Intellectual Property, excluding Trademarks, Verizon Proprietary Software and Verizon Licensed Proprietary Software, which is used in the Business as of the Effective Time and is owned by Licensor or its U.S. Affiliates (other than Spinco or its Subsidiaries) as of the Effective Time.

(g) “Customer Listing Data” means the listings of customers of Licensor or its Affiliates which are licensed to Licensee pursuant to the Listings License Agreement, and all Intellectual Property therein or based thereon.

(h) “Effective Time” means immediately after the Distribution (as defined in the Distribution Agreement).

(i) “Designated Spinco Statutory Intellectual Property” means all Statutory Intellectual Property listed on Schedule A to this Intellectual Property Agreement.

2

(j) “Intellectual Property” means all Statutory Intellectual Property and Non-Statutory Intellectual Property.

(k) “Intellectual Property Agreement” is defined in the introductory paragraph hereto.

(l) “Licensed Field of Use” means the Business as conducted as of the Effective Time, as reflected in the types of products and services offered by Spinco and its Subsidiaries in the conduct of the Business as of the Effective Time.

(m) “Licensed Intellectual Property” means (i) Business Non-Statutory Intellectual Property and (ii) Business Statutory Intellectual Property, each that exists as of the Effective Time. For the avoidance of confusion, Licensed Intellectual Property shall not include any:

(1) patents or patent applications claiming a filing date on or after the Effective Time;

(2) copyrights in copyrightable subject matter having a creation date on or after the Effective Time;

(3) applications for domain name registrations claiming a filing date on or after the Effective Time (other than renewals of domain name registrations included in Designated Spinco Statutory Intellectual Property);

(4) Trademarks;

(5) Intellectual Property developed or acquired by Licensor or any of its Affiliates on or after the Effective Time;

(6) Business Proprietary Software, Verizon Proprietary Software and any software used by Licensor or its Affiliates in the provision of Transition Services pursuant to the Transition Services Agreement;

(7) Customer Listing Data;

(8) Third Party Intellectual Property; and

(9) Intellectual Property (other than (i) Business Non-Statutory Intellectual Property and (ii) Business Statutory Intellectual Property, each that exists as of the Effective Date) owned by or licensed to Licensor or any Affiliate of Licensor at any time.

3

At no time shall Spinco or its Subsidiaries have an ownership interest in Licensed Intellectual Property, but such Licensed Intellectual Property shall be licensed to Spinco and its Subsidiaries pursuant to this Intellectual Property Agreement.

(n) “Listings License Agreement” means the Listings License Agreement, dated as of the date hereof, between the Verizon telephone operating companies listed in Exhibit 1 thereto and Publisher.

(o) “Non-Statutory Intellectual Property” means all unpatented inventions (whether or not patentable), trade secrets, know-how and proprietary information, including but not limited to (in whatever form or medium), discoveries, ideas, compositions, formulas, computer programs (including source and object codes), computer software documentation, database, drawings, designs, plans, proposals, specifications, photographs, samples, models, processes, procedures, data, information, manuals, reports, financial, marketing and business data, and pricing and cost information, correspondence and notes, and any rights or licenses in the foregoing which may be granted without the payment of compensation or other consideration to any Person; provided, however, that, notwithstanding anything to the contrary, the definition of “Non-Statutory Intellectual Property” shall not include any Statutory Intellectual Property.

(p) “Person” means any individual, corporation, partnership, joint venture, trust, business association or other entity.

(q) “Proprietary Business Information” means any and all non-technical, non-public information included in the Non-Statutory Intellectual Property, excluding Customer Listing Data, which is owned by Licensor, its U.S. Affiliates, Licensee or its Subsidiaries as of the Effective Date and is used in the Business as of the Effective Date.

(r) “Publishing Agreement” is defined in the Branding Agreement.

(s) “Spinco” is defined in the Preamble of this Intellectual Property Agreement.

(t) “Spinco Intellectual Property” means all Designated Spinco Statutory Intellectual Property and Spinco Non-Statutory Intellectual property.

(u) “Spinco Non-Statutory Intellectual Property” means all Non-Statutory Intellectual Property which is owned by Licensor, its U.S. Affiliates, Licensee or its Subsidiaries as of the Effective Date and is used in the Business as of the Effective Date, but excluding Proprietary Business Information.

(v) “Statutory Intellectual Property” means all (i) United States and foreign patents and patent applications of any kind, (ii) United States and foreign works of authorship, mask-works, copyrights, and copyright and mask work registrations and applications for registration, and (iii) Trademarks.

(w) “Subsidiaries” is defined in the Branding Agreement.

4

(x) “Third Party Intellectual Property” mean any Intellectual Property owned by other than Licensor, its U.S. Affiliates, Licensee or its Subsidiaries.

(y) “Trademarks” means trademarks, tradenames, applications for trademark registration, service marks, applications for service mark registration, domain names, registrations and applications for registrations pertaining thereto, and all goodwill associated therewith.

(z) “U.S. Affiliate” means any subsidiary of Licensor that is incorporated in and operates solely in the United States, but specifically excluding Cellco Partnership d/b/a Verizon Wireless, Telecomunicaciones de Puerto Rico, Inc., Verizon Airfone Inc. and any subsidiaries of the foregoing.

(aa) “Verizon Licensed Software” means that portion of Verizon Proprietary Software, but excluding any Third Party Intellectual Property, if any, that is licensed to Licensee pursuant to the Verizon Proprietary Software License Agreement.

(bb) “Verizon Proprietary Software” means any proprietary software owned, in whole or in part, by Licensor or its Affiliates (other than Spinco or its Subsidiaries), but excluding any Third Party Intellectual Property, if any, and Business Proprietary Software.

ARTICLE II- Grant of Licenses and Rights

2.1 Subject to previously granted rights and licenses, if any, as of the Effective Time, Spinco and its Subsidiaries hereby:

(a) irrevocably assign, grant and convey to Licensor and its Affiliates (other than Licensee and its Subsidiaries) an undivided joint ownership interest in and to the right, title and interest of Licensee and its Subsidiaries to the Business Proprietary Software, Spinco Non-Statutory Intellectual Property and Proprietary Business Information; provided, however, the joint ownership interest in Business Proprietary Software is subject to the restrictions set forth in Section 2.3 hereof. The joint ownership interest of Spinco and its Subsidiaries on the one hand, and Licensor and its Affiliates on the other hand, includes, but is not limited to, the unrestricted right to use, reproduce, copy, modify, improve, create derivative works, enhance, transfer, assign, otherwise convey and to exercise any and all rights relating to such Business Proprietary Software, Spinco Non-Statutory Intellectual Property and Proprietary Business Information without the obligation to account to the other therefor, except and to the extent set forth in Article V;

(b) grant to Licensor and its Affiliates a royalty-free, fully paid-up, irrevocable, nonexclusive license under Designated Spinco Statutory Intellectual Property (excluding any Trademarks and any copyrights in advertising copy included therein) to make, have made, use, have used, sell, have sold, products and services, without in any way accounting to Spinco or its Subsidiaries; and

5

(c) irrevocably assigns, grants and conveys to Licensor and its Affiliates (other than Licensee and its Subsidiaries) all right, title and interest, if any, of Licensee and its Subsidiaries in and to Customer Listing Data.

2.2 Licensor, on behalf of itself and its U.S. Affiliates, hereby grants, as of the Effective Date, the following rights and licenses:

(a) Subject to previously granted rights and licenses, if any, Licensor hereby grants to Spinco and its Subsidiaries a personal, royalty-free, fully paid-up, irrevocable (except and to the extent set forth in Article 6, below), nonexclusive and nontransferable (except as permitted pursuant to Section 7.1 below) license, subject to the provisions of Section 5.1 of this Intellectual Property Agreement, to use the Licensed Intellectual Property solely in the provision of goods and services in respect of the business of the Spinco and its Subsidiaries solely in the United States and solely in the Licensed Field of Use and in the practice of any methods associated with the provision of such goods and services in the Licensed Field of Use. The foregoing license granted to Spinco and its Subsidiaries includes, but is not limited to, the right to reproduce, copy, modify, improve and enhance such Licensed Intellectual Property, but does not include the right: (w) to use the Licensed Intellectual Property outside of the United States (except in support of the business of the Spinco and its Subsidiaries in the Licensed Field of Use, provided such support outside of the United States may not be provided by any Person that provides facilities-based voice or data telecommunications services in the United States), (x) to disclose the non-public Licensed Intellectual Property to any Person (other than to contractors of Spinco or its Subsidiaries in support of such business in the United States in the Licensed Field of Use or to contractors outside of the United States in support of the business in the United States in the Licensed Field of Use (except such disclosure to contractors outside of the United States may not be made to any Person that provides facilities-based voice or data telecommunications services in the United States)), (y) to grant sublicenses to any Person (other than to contractors of Spinco or its Subsidiaries in support of such business in the United States in the Licensed Field of Use (provided that such sublicense may not be granted to any Person outside of the United States that provides facilities-based voice or data telecommunications services in the United States)) or (z) to assign such license other than to permitted successors and assigns of Spinco or its Subsidiaries in the Business, but only in the United States and in the Licensed Field of Use. The foregoing license to Spinco and its Subsidiaries shall not extend to: (i) any modifications, improvements, enhancements, additions or derivations of the Business after the Effective Date that are outside of the Licensed Field of Use, or (ii) other geographic territories outside of the United States (except to the extent expressly permitted in support of the business of the Spinco and its Subsidiaries in the Licensed Field of Use).

(b) Subject to previously granted rights and licenses, if any, Licensor hereby irrevocably assigns, grants and conveys to Spinco and its Subsidiaries an undivided joint ownership interest in and to the right, title and interest of Licensor and U.S. Affiliates to the Business Proprietary Software, Spinco Non-Statutory Intellectual Property and Proprietary Business Information; provided, however, the joint ownership interest in Business Proprietary Software is subject to the restrictions set forth in Section 2.4 hereof. The joint ownership interest of Spinco and its Subsidiaries on the one hand, and Licensor and its U.S. Affiliates on the other hand, includes, but is not limited to, the unrestricted right to use, reproduce, copy, modify, improve, create

6

derivative works, enhance, transfer, assign, otherwise convey and to exercise any and all rights relating to such Proprietary Business Information without the obligation to account to the other therefor, except and to the extent set forth in Article 5.

(c) Subject to previously granted rights and licenses, if any, Licensor hereby irrevocably assigns, grants and conveys to Spinco and its Subsidiaries all right, title and interest of Licensor and its U.S. Affiliates, if any, in and to the Designated Spinco Statutory Intellectual Property.

(d) From time to time after the date of this Intellectual Property Agreement, as and when requested by a party hereto, the other party will execute and deliver, or cause to be executed and delivered, any documents hereto as may be reasonably necessary or appropriate to effectuate the intent of this Intellectual Property Agreement.

2.3 For a period of three (3) years from the date on which the Effective Time occurs, Licensor and its Affiliates (other than Spinco and its Subsidiaries) shall have no right to grant any licenses to any Person (other than an Affiliate of Licensor) who competes directly with the Business to use substantially all of any item of software listed on Schedule B and included in Business Proprietary Software.

2.4 For a period of three (3) years from the date on which the Effective Time occurs, Spinco and its Subsidiaries shall have no right to grant any licenses to any Person (other than a Subsidiary of Spinco) who competes directly with the business of Licensor or any of its Affiliates (other than Spinco and its Subsidiaries) to use substantially all of any item of software listed on Schedule B and included in Business Proprietary Software.

ARTICLE III - Taxes

3.1 The provisions of the Tax Sharing Agreement, dated as of the date hereof, between Verizon and Spinco shall be applicable and shall govern the responsibility of the Parties for all Taxes (as defined in such agreement) imposed by any Governmental Authority (as defined in such agreement) with respect to the transactions contemplated by or taken in connection with this Agreement.

ARTICLE IV - Disclaimer, Limited Warranty, Limitation of Liability and Indemnification

4.1 Without limiting any of the representations and warranties provided in the Agreement, nothing contained in this Intellectual Property Agreement shall be construed as:

(a) requiring the securing or maintaining in force by Licensor or Licensee of any Intellectual Property, including Proprietary Business Information, Licensed Intellectual Property or Spinco Intellectual Property;

7

(b) a warranty or representation by Licensor or its Affiliates or by Licensee or its Subsidiaries as to the validity or scope of any Intellectual Property, including Proprietary Business Information, Licensed Intellectual Property, or Spinco Intellectual Property;

(c) a warranty or representation by Licensor or its Affiliates that any provisioning of goods and services by the Spinco or its Subsidiaries or the use of Proprietary Business Information, Licensed Intellectual Property, Business Proprietary Software, or Spinco Intellectual Property, in whole or in part, will be free from infringement of any Intellectual Property, other than the Licensed Intellectual Property, but only to the extent to which licenses or rights are granted to Spinco and its Subsidiaries pursuant to this Intellectual Property Agreement;

(d) an agreement by Licensor or its Affiliates or by Licensee or its Subsidiaries to bring or prosecute actions or suits against third parties for infringement of any Intellectual Property, including Proprietary Business Information, Licensed Intellectual Property, Business Proprietary Software, or Spinco Intellectual Property;

(e) conferring any right to Spinco or its Subsidiaries to use, in advertising, publicity or otherwise, any Trademarks (except the Trademarks included in Designated Spinco Statutory Intellectual Property);

(f) conferring by implication, estoppel or otherwise any license or other right upon Spinco or its Subsidiaries under any other Intellectual Property; or

(g) an obligation upon Licensor or its Affiliates to make any determination as to the applicability of any Intellectual Property to any product or service.

4.2 Licensor and Licensee each warrants that it has the right to grant the licenses and rights granted herein and to enter into this Intellectual Property Agreement.

4.3 EXCEPT FOR THE EXPRESS WARRANTIES OF SECTION 4.2 OF THIS INTELLECTUAL PROPERTY AGREEMENT, THERE ARE NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE (EVEN IF A PARTY HAS BEEN MADE AWARE OF SUCH PURPOSE) AND ANY WARRANTY AGAINST INFRINGEMENT OF INTELLECTUAL PROPERTY.

4.4 EXCEPT FOR BREACHES OF SECTIONS 2.2 OR 5.1, IN NO EVENT SHALL THE LICENSOR OR ITS AFFILIATES ON THE ONE HAND, OR SPINCO OR ITS SUBSIDIARIES ON THE OTHER HAND, BE LIABLE TO THE OTHER FOR ANY INDIRECT DAMAGES, INCLUDING ANY LOST PROFITS, OR OTHER INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS INTELLECTUAL PROPERTY AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE PROPRIETARY

8

BUSINESS INFORMATION, THE Spinco INTELLECTUAL PROPERTY AND THE LICENSED INTELLECTUAL PROPERTY OR ANY PORTION OF THE FOREGOING.

ARTICLE V - Confidentiality

5.1 Spinco and its Subsidiaries agree: (a) to maintain the confidential nature, if any, of, and not disclose to any third party (other than Spinco and its Subsidiaries and their contractors who are bound by obligations of confidentiality) any non-public Licensed Intellectual Property and Customer Listing Data, and (b) to treat non-public Licensed Intellectual Property, Customer Listing Data, Business Proprietary Software, Spinco Non-Statutory Intellectual Property and Proprietary Business Information in the same manner (but in no event using less than a reasonable degree of care) as Spinco and its Subsidiaries treat other similarly sensitive proprietary information owned by Spinco or its Subsidiaries.

5.2 Licensor and its U.S. Affiliates agree to treat non-public Designated Spinco Statutory Intellectual Property, Proprietary Business Information, Spinco Non-Statutory Intellectual Property and Business Proprietary Software in the same manner (but in no event using less than a reasonable degree of care) as Licensor and its U.S. Affiliates treat other similarly sensitive proprietary information owned by Licensor or its U.S. Affiliates.

5.3 The Licensed Intellectual Property and the Customer Listing Data shall remain the sole and exclusive property of Licensor or its U.S. Affiliates (other than Spinco and its Subsidiaries), subject to the limited rights and licenses expressly granted to Spinco and its Subsidiaries pursuant to this Intellectual Property Agreement and, in the instance of Customer Listing Data, the Publishing Agreement.

ARTICLE VI - Termination/Cancellation

6.1 The term of this Intellectual Property Agreement shall commence at the Effective Time, and shall continue at all times thereafter, unless terminated/cancelled earlier by either Party as provided in this Article VI.

6.2 No waiver of any breach of, or default under, this Intellectual Property Agreement shall constitute a waiver of any other breach of, or default under, this Intellectual Property Agreement, and no waiver shall be effective unless made in writing and signed by an authorized representative of the Party waiving the breach or default.

6.3 If Spinco or any of its Subsidiaries voluntarily files for bankruptcy or makes an assignment for the benefit of its creditors, or an involuntary assignment or bankruptcy petition is made or filed against Spinco or any of its Subsidiaries, Licensor may immediately terminate this Intellectual Property Agreement and the licenses granted to Spinco and/or such Subsidiaries herein.

6.4 In the event of any material breach of any provision of this Intellectual Property Agreement related to Licensed Intellectual Property by Spinco or any of its Subsidiaries

9

which is not cured within thirty (30) days of written notice by Licensor, Licensor shall have the right to terminate/cancel the rights and licenses granted to Spinco and its Subsidiaries under Licensed Intellectual Property. The foregoing shall be in addition to any other rights and remedies available to Licensor.

ARTICLE VII - General Provisions

7.1 Notwithstanding anything to the contrary, Spinco or its Subsidiaries may, upon prior notice to Licensor: (i) assign, without the consent of Licensor, any of the rights and obligations hereunder to any Affiliate of Spinco or Subsidiary that is actually conducting the Business of the Spinco or its Subsidiaries in the Licensed Field of Use, provided that such Affiliate or Subsidiary agrees in writing to be bound by the terms and conditions of this Intellectual Property Agreement, or (ii) assign, without the consent of Licensor, any of their rights and obligations hereunder to a third party in connection with a sale of all or substantially all of the Business of Spinco or its Subsidiaries in the Licensed Field of Use (whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise), provided that such third party agrees in writing to be bound by the terms and conditions of this Intellectual Property Agreement. The foregoing shall not apply to Designated Spinco Statutory Intellectual Property, Spinco Non-Statutory Intellectual Property, Business Proprietary Software (except as otherwise provided in Section 2.4) or Proprietary Business Information which may be assigned and conveyed to any third party by Spinco or its Subsidiaries without restriction.

7.2 Except and to the extent expressly provided herein, the provisions of Article VIII (Miscellaneous) of the Distribution Agreement shall apply to this Intellectual Property Agreement and such provisions are expressly incorporated herein; provided, however, in the event of conflict between the provisions of this Intellectual Property Agreement and the Distribution Agreement, the provisions of this Intellectual Property Agreement shall take precedence.

10

IN WITNESS WHEREOF, each of the Parties has caused this Intellectual Property Agreement to be executed in duplicate originals by its duly authorized representatives as of the date first above written.

VERIZON SERVICES CORP.

By:	/s/ George S. Dowell
Name:	George S. Dowell
Title:	VP – Supply Chain Services

IDEARC MEDIA CORP.

By:	/s/ Katherine J. Harless
Name:	Katherine J. Harless
Title:	President

11

SCHEDULE A – Designated Spinco Statutory Intellectual Property

1. Statutory Trademarks – United States

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
1.	United States	ALOHA PAGES	74/611,955	2,051,278	16	Idearc Media Corp.

2.	United States	BRAND SPOTS	77/036,295	N/A	35	Idearc Media Corp.

3.	United States	BIDCENTER	78/724,098	3,141,787	35	Idearc Media Corp.

4.	United States	BIG BOOK	75/975,887	2,084,185	42	Idearc Media Corp.

5.	United States	BIG BOOK	75/073,118	2,094,395	35	Idearc Media Corp.

6.	United States	BIGYELLOW	75/975,642	2,120,112	16, 35	Verizon Communications Inc. (Owner will be Idearc Media Corp. upon Closing.)

7.	United States	BIGYELLOW & Design	75/975,640	2,120,111	16, 35	Verizon Communications Inc. (Owner will be Idearc Media Corp. upon Closing.)

8.	United States	BIGYELLOW YOUR YELLOW PAGES ON THE WEB & Design	75/357,657	2,421,697	35, 42	Verizon Communications Inc. (Owner will be Idearc Media Corp. upon Closing.)

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
9.	United States	CALL54	74/694,644	2,204,170	35	Verizon Services Corp. (Owner will be Idearc Media Corp. upon Closing.)

10.	United States	CLEARLY THE BEST SOLUTION	77/036,305	N/A	16, 35	Idearc Media Corp.

11.	United States	COMMUNITY ACCESS MAGAZINE	73/674,936	1,494,202	16	Idearc Information Services LLC

12.	United States	DINING YOUR WAY	75/616,252	2,430,343	16	Idearc Media Corp.

13.	United States	Directory & Design	81/327,742	1,327,742	16	Verizon Communications Inc. (Owner will be Idearc Media Corp. upon Closing.)

14.	United States	DIRECTORY CONNECT PLUS	74/351,900	2,002,051	35, 38	Verizon Corporate Services Group Inc. (Owner will be Idearc Media Corp. upon Closing.)

15.	United States	DRIVING CONVERSION MARKETING INCEPTOR & Design	76/204,404	2,750,974	9	Idearc Media Corp.

16.	United States	EVERYTHING PAGES (THE)	73/671,994	1,476,843	16	Idearc Information Services LLC

17.	United States	EVERYTHING'S CLOSE TO HOME	73/702,009	1,497,716	16	Idearc Information Services LLC

18.	United States	FAST TRACK	73/704,721	1,556,591	9	Verizon Communications Inc. (Owner will be Idearc Media Corp. upon Closing.)

19.	United States	FLOWROAD	78/957,274	N/A	42	Second License Application Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
20.	United States	FLOWROAD	78/957,271	N/A	9, 16, 35, 41	Second License Application Corporation

21.	United States	GET MORE GREEN FROM YOUR YELLOW	77/036,273	N/A	35	Idearc Media Corp.

22.	United States	IAR	77/018,708	N/A	42	Second License Application Corporation

23.	United States	IAR	77/018,695	N/A	9, 16, 35, 41	Second License Application Corporation

24.	United States	IDEARC	78/924,794	N/A	42	Second License Application Corporation

25.	United States	IDEARC	78/924,801	N/A	9, 16, 35, 41	Second License Application Corporation

26.	United States	IDEARC & Design	77/002,188	N/A	42	Second License Application Corporation

27.	United States	IDEARC & Design	77/002,184	N/A	9, 16, 35, 41	Second License Application Corporation

28.	United States	IDEARC LOCAL HEROES	77/041,457	N/A	35, 41	Second License Application Corporation

29.	United States	IDEARC MEDIA	78/957,264	N/A	42	Second License Application Corporation

30.	United States	IDEARC MEDIA	78/957,261	N/A	9, 16, 35, 41	Second License Application Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
31.	United States	IDEARC MEDIA & Design	78/973,311	N/A	42	Second License Application Corporation

32.	United States	IDEARC MEDIA & Design	78/973,305	N/A	9, 16, 35, 41	Second License Application Corporation

33.	United States	IDEARC POWER UP	77/041,459	N/A	35	Second License Application Corporation

34.	United States	IF IT'S OUT THERE, IT'S IN HERE	73/726,431	1,555,002	35	Verizon Communications Inc. (Owner will be Idearc Media Corp. upon Closing.)

35.	United States	IF IT’S OUT THERE, IT’S IN HERE. ARE YOU?	77/036,262	N/A	16, 35	Idearc Media Corp.

36.	United States	INCEPTOR	76/053,047	2,548,366	9	Idearc Media Corp.

37.	United States	INCEPTOR & Design	76/240,406	2,647,000	9	Idearc Media Corp.

38.	United States	INSIDE LOOK	75/020,590	2,078,054	16	Idearc Media Corp.

39.	United States	INVITATIONS FOR BETTER LIVING	77/036,300	N/A	16, 35	Idearc Media Corp.

40.	United States	KINANZA	78/957,280	N/A	42	Second License Application Corporation

41.	United States	KINANZA	78/957,278	N/A	9, 16, 35, 41	Second License Application Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
42.	United States	LOCAL HEROES	77/041,455	N/A	35, 41	Second License Application Corporation

43.	United States	MILITARY DISCOUNT & Design	74/364,481	1,850,839	35	Idearc Media Corp.

44.	United States	PERENICA	78/957,269	N/A	42	Second License Application Corporation

45.	United States	PERENICA	78/957,268	N/A	9, 16, 35, 41	Second License Application Corporation

46.	United States	POWER UP	77/041,445	N/A	35	Second License Application Corporation

47.	United States	POWER UP & Design	77/041,453	N/A	35	Second License Application Corporation

48.	United States	QUICK TIPS	74/006,748	1,609,065	16	Idearc Media Corp.

49.	United States	RETAIL IN DETAIL	77/036,292	N/A	16, 35	Idearc Media Corp.

50.	United States	SENIOR ADVANTAGE	75/616,257	2,400,852	16	Idearc Media Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
51.	United States	SENIORS DISCOUNT & Design	74/324,941	2,080,436	35	Idearc Media Corp.

52.	United States	SHOWCASE TIP ON	77/036,268	N/A	35	Idearc Media Corp.

53.	United States	SOLUTIONS AT HAND	77/036,280	N/A	16, 35, 41, 42	Idearc Media Corp.

54.	United States	SOLUTIONS DIRECT	77/036,281	N/A	16, 35	Idearc Media Corp.

55.	United States	SOLUTIONS DIRECT & Design	77/036,287	N/A	16, 35	Idearc Media Corp.

56.	United States	SUPERBUNDLES	75/444,840	2,322,327	35	Idearc Media Corp.

57.	United States	SUPERPAGES	78/195,699	3,086,056	16,35	Idearc Media Corp.

58.	United States	SUPERPAGES	74/619,736	2,022,484	35	Idearc Media Corp.

59.	United States	SUPERPAGES.COM	75/675,737	2,765,993	35	Idearc Media Corp.

60.	United States	SUPERPAGES LOCAL SERVE	77/036,258	N/A	35	Idearc Media Corp.

61.	United States	SUPERPAGES MOBILE	77/036,267	N/A	35	Idearc Media Corp.

62.	United States	TARGET YOUR MARKET	74/365,736	2,028,081	35	Idearc Media Corp.

63.	United States	VICINTA	78/957,294	N/A	42	Second License Application Corporation

64.	United States	VICINTA	78/957,291	N/A	9, 16, 35, 41	Second License Application Corporation

65.	United States	WE KNOW AROUND HERE	77/036,279	N/A	9, 16, 35, 41, 42	Idearc Media Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior to Closing
66.	United States	WHY WOULD ANYONE NEED ANOTHER?	77/036,264	N/A	16, 35	Idearc Media Corp.

67.	United States	WORD OF NET	76/014,237	2,519,471	35	Idearc Media Corp.

68.	United States	YELLOW SELLS	77/036,254	N/A	35	Idearc Media Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

2. Common Law Trademarks – United States

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
1.	United States	Big Book Logo	N/A	N/A	N/A	Idearc Media Corp.

2.	United States	CONNECT REQUEST	N/A	N/A	N/A	Idearc Media Corp.

3.	United States	SUPERPAGES ON THE GO	N/A	N/A	N/A	Idearc Media Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

3. Statutory Trademarks – Foreign

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing[1]
1.	Argentina	Walking Fingers logo	2,103,876	1,903,439	16	Verizon Information Services Inc.

2.	Argentina	Walking Fingers logo	2,103,874	1,903,437	35	Verizon Information Services Inc.

3.	Argentina	Walking Fingers logo	2,103,875	1,903,438	38	Verizon Information Services Inc.

[1]	Ownership may need to be verified in order to identify the correct Verizon company.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
4.	Austria	BRANCHENSEITEN & Design	AM 2,669/87	118,938	16	GTE Marketing Services Limited

5.	Canada	BETTER PAGES FOR BETTER DECISIONS	1,224,594	N/A	N/A	Verizon Directories Corp.

6.	Canada	CITY PAGES	1,224,601	TMA650,891	N/A	Verizon Directories Corp.

7.	Canada	CONTEST PAGES	1,224,603	N/A	N/A	Verizon Directories Corp.

8.	Canada	EVERYTHING PAGES (THE)	700,759	TMA430,948	N/A	GTE Directories Service Corporation

9.	Canada	FLOWROAD	132,236,200	N/A	9, 16, 35, 41	Second License Application Corporation

10.	Canada	FLOWROAD	132,236,7000	N/A	42	Second License Application Corporation

11.	Canada	IDEARC	132,235,800	N/A	9, 16, 35, 41	Second License Application Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
12.	Canada	IDEARC	132,235,900	N/A	42	Second License Application Corporation

13.	Canada	IDEARC & Design	132,235,500	N/A	9, 16, 35, 41	Second License Application Corporation

14.	Canada	IDEARC & Design	132,236,000	N/A	42	Second License Application Corporation

15.	Canada	IDEARC MEDIA	132,235,700	N/A	9, 16, 35, 41	Second License Application Corporation

16.	Canada	IDEARC MEDIA	132,235,600	N/A	42	Second License Application Corporation

17.	Canada	IDEARC MEDIA & Design	132,219,900	N/A	9, 16, 35, 41	Second License Application Corporation

18.	Canada	IDEARC MEDIA & Design	132,220,300	N/A	42	Second License Application Corporation

19.	Canada	KINANZA	132,224,300	N/A	9, 16, 35, 41	Second License Application Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
20.	Canada	KINANZA	132,224,100	N/A	42	Second License Application Corporation

21.	Canada	PEOPLE PAGES	1,224,599	N/A	N/A	Verizon Directories Corp.

22.	Canada	Person Holding Pages Design	1,224,596	TMA643,258	N/A	Verizon Directories Corp.

23.	Canada	PERENICA	132,236,100	N/A	9, 16, 35, 41	Second License Application Corporation

24.	Canada	PERENICA	132,236,800	N/A	42	Second License Application Corporation

25.	Canada	POUR DE MEILLEURES DECISIONS	1,224,598	N/A	N/A	Verizon Directories Corp.

26.	Canada	SUPERDOMAINS	1,224,595	N/A	N/A	Verizon Directories Corp.

27.	Canada	SUPERPAGES	809,678	TMA511,252	N/A	GTE Directories Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
28.	Canada	SUPERPAGES	1,224,600	N/A	N/A	Verizon Directories Corp.

29.	Canada	SUPERPAGES.CA	1,224,588	N/A	N/A	Verizon Directories Corp.

30.	Canada	VICINTA	132,223,900	N/A	9, 16, 35, 41	Second License Application Corporation

31.	Canada	VICINTA	132,224,400	N/A	42	Second License Application Corporation

32.	China P.R.	BIG BOOK	960,077,134	1,133,827	42	BigBook, Inc.

33.	China P.R.	BIG BOOK	960,105,377	1,143,892	35	BigBook, Inc.

34.	China P.R.	Big Book Logo	960,105,375	1,127,885	35	BigBook, Inc.

35.	China P.R.	Big Book Logo	960,105,376	1,145,738	42	BigBook, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
36.	Costa Rica	PAGINAS AMARILLAS & Design	N/A	68,745	16	General Telephone Directory Company C. por A.

37.	Costa Rica	PAGINAS AMARILLAS & Design	N/A	108,924	35	General Telephone Directory Company C. por A.

38.	Costa Rica	PINTESE DE AMARILLO	N/A	106,560	35	General Telephone Directory Company C. por A.

39.	Costa Rica	PINTESE DE AMARILLO & Design	N/A	107,831	35	General Telephone Directory Company C. por A.

40.	Costa Rica	Walking Fingers Logo	47,822	55,581	16	General Telephone Directory Company C. por A.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
41.	Costa Rica	Yellow Pages Logo	47,820	55,579	16	General Telephone Directory Company C. por A.

42.	Community Trademark	SUPERPAGES	3,511,375	N/A	16, 35, 38, 42	Verizon Directories Corp.

43.	Community Trademark	SUPERPAGES	120,527	120,527	35	Verizon Directories Corp.

44.	Community Trademark	SUPERPAGES.COM	1,969,153	1,969,153	35	Verizon Directories Corp.

45.	Czech Republic	SUPERPAGES	177,438	N/A	9	Verizon Directories Corp.

46.	Czech Republic	SUPERPAGES.COM	161,456	242,962	35	Verizon Directories Corp.

47.	Denmark	SUPERPAGES & Design	VA 1998 02589	VR 05,077/2000	35	GTE Directories Corporation

48.	Dominican Republic	SUPERPAGES & Design	N/A	114,323	63	Verizon Directories Corp.

49.	Dominican Republic	SUPERPAGES & Design	N/A	114,366	70	Verizon Directories Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
50.	Dominican Republic	SUPERPAGES	2004-80013	149,034	16	Verizon Directories Corp.

51.	Dominican Republic	SUPERPAGESDR MOVIL	2004-80012	149,144	35	Verizon Directories Corp.

52.	Finland	SUPERPAGES &Design	T199,801,328	N/A	35	GTE Directories Corporation

53.	France	SUPERPAGES & Design	98-757,254	98-757,254	35	GTE Directories Corporation

54.	Germany	SUPERPAGES & Design	N/A	39,822,144	35	GTE Directories Corporation

55.	Greece	SUPERPAGES & Design	2	2	35	GTE Directories Corporation

56.	Hungary	A SOKOLDALU	M98 02987	174,663	16	GTE Directories Corporation

57.	Hungary	GO PAGES CIMJEGYZEK UTAZOKNAK & Design	M02 05175	N/A	16	Verizon Directories Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
58.	Hungary	SARGA LAPOK	M96 01359	166,597	16	GTE Directories Corporation

59.	Hungary	SUPERPAGES	M01 01662	170,880	16	Verizon Directories Corp.

60.	Hungary	SUPERPAGES.COM	M00 06215	168,887	35	Verizon Directories Corp.

61.	Hungary	SZUPER OLDALAK EGY GYORS DONTESHEZ	M02 01987	N/A	16	Verizon Directories Corp.

62.	Hungary	UTIKALAUZ Cimjegyzek Utazoknak & Design	M02 05174	N/A	16	Verizon Directories Corp.

63.	Hungary	UTITARS Design with Cimjegyzek Utazoknak	M02 05173	N/A	16	Verizon Directories Corp.

64.	Hungary	UTRA-VALO Design with Cimjegyzek Utazoknak	M02 05176	N/A	16	Verizon Directories Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
65.	Hungary	YELLOW PAGES	M96 01360	165,106	16	GTE Directories Corporation

66.	Italy	SUPERPAGES & Design	RM98C003924	844,706	35	GTE Directories Corporation

67.	Japan	BIG BOOK	8-47,052	4,117,633	35	BigBook, Inc.

68.	Japan	BIG BOOK	8-47,051	4,070,846	9	BigBook, Inc.

69.	Japan	BIGYELLOW & Design	8-29,914	4,153,092	9	NYNEX Corporation

70.	Japan	BIGYELLOW & Design	8-29,915	4,122,927	16	NYNEX Corporation

71.	Japan	BIGYELLOW & Design	8-29,916	4,159,457	35	NYNEX Corporation

72.	Malaysia	Walking Fingers Logo	M/84,309	M/84,309	16	Verizon Information Services Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
73.	Mexico	BIG BOOK	274,213	540,800	35	BigBook, Inc.

74.	Mexico	Big Book Logo	274,214	540,400	35	BigBook, Inc.

75.	Mexico	Big Book Logo	274,215	543,531	42	BigBook, Inc.

76.	Mexico	GO GUIDE	719,830	N/A	16	Verizon Directories Corp.

77.	Mexico	GO GUIDE	719,833	N/A	35	Verizon Directories Corp.

78.	Mexico	GUIA MOVIL	719,831	N/A	16	Verizon Directories Corp.

79.	Mexico	GUIA MOVIL	719,834	N/A	35	Verizon Directories Corp.

80.	Mexico	MOBILE GUIDE	719,832	N/A	16	Verizon Directories Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
81.	Mexico	MOBILE GUIDE	719,835	N/A	35	Verizon Directories Corp.

82.	Mexico	SUPERPAGES	258,794	524,635	35	GTE Directories Corporation

83.	Mexico	SUPERPAGES & Design	258,824	885,793	35	GTE Directories Corporation

84.	Philippines	EVERYTHING PAGES (THE)	71,665	51,612	16	GTE Directories Corporation

85.	Philippines	Walking Fingers Logo	97,617	N/A	16	GTE Directories Corporation

86.	Philippines	Walking Fingers Logo	97,616	N/A	35	GTE Directories Corporation

87.	Poland	SUPERPAGES.COM	Z-227,587	156,200	38	Verizon Directories Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner
88.	Poland	Walking Fingers Logo	Z-93,871	R-69,987	9	Verizon Yellow Pages Company

89.	Portugal	SUPERPAGES & Design	330,809	330,809	35	GTE Directories Corporation

90.	Puerto Rico	SUPERPAGESPR MOVIL	62,927		35	Verizon Directories Corp.

91.	Slovak Republic	SUPERPAGES	1418-2001	207,323	9	Verizon Directories Corp.

92.	Switzerland	BRANCHENSEITEN & Design	4,425/87	364,016	16	GTE Marketing Services Limited

93.	Taiwan	BIG BOOK	85,032,500	94,108	42	BigBook, Inc.

94.	Taiwan	BIG BOOK	85,046,561	95,647	35	BigBook, Inc.

95.	Taiwan	Big Book Logo	85,046,559	95,646	35	BigBook, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Trademark	App. No.	Reg. No.	Class	Owner Prior To Closing
96.	Taiwan	Big BookLogo	85,046,560	95,441	42	BigBook, Inc.

97.	Taiwan	Walking Fingers Logo	87/12,421	851,875	16	Bell Atlantic Corporation

98.	Taiwan	Walking Fingers Logo (IC 35)	87/12,420	111,147	35	Bell Atlantic Corporation

99.	Tunisia	BIGBOOK	EE96.1080	EE96.1080	35	BigBook, Inc.

100.	Venezuela	PAGINAS AMARILLAS & Design	21,329-91	N/A	38	General Telephone Directory Company C.A.

101.	Venezuela	Phone Book and Handset Design	21,324-91	N/A	38	General Telephone Directory Company C.A.

102.	Venezuela	Walking Fingers Logo	21,328-91	N/A	38	General Telephone Directory Company C.A.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

4. Trade Names:

No.	Trade Name
1.	Idearc Inc.
2.	Idearc Information Services Inc.
3.	Idearc Information Services LLC
4.	Idearc Media Corp.
5.	Idearc Media Sales – East Co.
6.	Idearc Media Sales – East Inc.
7.	Idearc Media Sales – West Inc.
8.	Idearc Media Sales East LLC
9.	Idearc Media Services – East Inc.
10.	Idearc Media Services – West Inc.
11.	Inceptor
12.	License Application Corporation
13.	Second License Application Corporation

SCHEDULE A – Designated Spinco Statutory Intellectual Property

5. Patents – United States

No.	Country	Patent Title	Application/Patent No.	Filed/Issued Date	Owner Prior To Closing

1.

2.

3. 4.	[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO 17 C.F.R. §240.24b-2 AND 17 C.F.R. §200.80**]

5.

6.

7.

8.	United States	INFORMATION DISTRIBUTION SYSTEM	Patent No. 7,050,990	Issued 23-May-06	Idearc Media Corp.

9.

10.

11. 12.	[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO 17 C.F.R. §240.24b-2 AND 17 C.F.R. §200.80**]

13.

14.

15.

16.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Patent Title	Application/Patent No.	Filed/Issued Date	Owner Prior To Closing
17. 18.	[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO 17 C.F.R. §240.24b-2 AND 17 C.F.R. §200.80**]

19.	United States	SYSTEM AND METHOD OF DYNAMICALLY GENERATING AN ELECTRONIC DOCUMENT BASED UPON DATA ANALYSIS	Patent No. 6,654,754	Issued 25-Nov-03	Idearc Media Corp.[2]

20.	[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO
17 C.F.R. §240.24b-2 AND 17 C.F.R. §200.80**]

21.	United States	SYSTEM AND METHOD OF OBFUSCATING DATA	Patent No. 6,981,217	Issued 27-Dec-05	Idearc Media Corp.[3]

22.	United States	SYSTEM AND METHOD OF PROVIDING MULTIPLE ITEMS OF INDEX INFORMATION FOR A SINGLE DATA OBJECT	Patent No. 7,062,707	Issued 13-Jun-06	Idearc Media Corp.[4]

23.	[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO
17 C.F.R. §240.24b-2 AND 17 C.F.R. §200.80**]

[2]	The releases may not have been recorded at U.S. Patent and Trademark Office (“USPTO”) regarding two recorded security interests granted by former owner, Inceptor Inc.
[3]	The release may not have been recorded at USPTO regarding one recorded security interest granted by former owner, Inceptor, Inc.
[4]	The releases may not have been recorded at USPTO regarding two recorded security interests granted by former owner, Inceptor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Country	Patent Title	Application/Patent No.	Filed/Issued Date	Owner Prior to Closing

1.	Australia	INFORMATION DISTRIBUTION SYSTEM	Application No. 2004277263	Filed 24-Sep-04	Verizon Directories Corp.

2.	Canada	INFORMATION DISTRIBUTION SYSTEM	Application No. 2,543,783	Filed 24-Sep-04	Verizon Directories Corp.

3.	Europe	INFORMATION DISTRIBUTION SYSTEM	Application No. 4789017.3	Filed 24-Sep-04	Verizon Directories Corp.

4.	India	INFORMATION DISTRIBUTION SYSTEM	Application No. 1040/KOLNP/2006	Filed 24-Sep-04	Verizon Directories Corp.

5.	Mexico	INFORMATION DISTRIBUTION SYSTEM	Application No. PA/A2006/004584	Filed 24-Sep-04	Verizon Directories Corp.

6.	Norway	INFORMATION DISTRIBUTION SYSTEM	Application No. 20061783	Filed 24-Sep-04	Verizon Directories Corp.

7.	Republic of Korea	INFORMATION DISTRIBUTION SYSTEM	Application No. 03-8018KR: 10 2006-7007915	Filed 24-Sep-04	Verizon Directories Corp.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

7. Copyrights

Except as otherwise provided in and subject to the Publishing Agreement, all United States compilation copyrights to all white pages, yellow pages and other telephone print directory products published by Spinco, its predecessors or Subsidiaries for use by customers of the business of Spinco, its predecessors or Subsidiaries, excluding copyrights (including compilation copyrights) owned by Licensor or a third party.

Registration No. TXu-871-728 for “MediaDNA search engine”owned by Inceptor, Inc. (in the process of recording assignment to Verizon Directories Corp. and subsequent change of name to Idearc Media Corp. at the U.S. Copyright Office)

Registration No. TXu-956-871 for “MediaDNA search engine”owned by Inceptor, Inc. (in the process of recording assignment to Verizon Directories Corp. and subsequent change of name to Idearc Media Corp. at the U.S. Copyright Office)

SCHEDULE A – Designated Spinco Statutory Intellectual Property

8. Domain Names

No.	Domain Name	Owner Prior To Closing[5]	Registrar
1.	77SUPERPAGES.COM	Domain PrivacyGroup, Inc.[6]	MarkMonitor, Inc.
2.	800SUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
3.	888SUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
4.	AIRPORTS-AIRLINES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
5.	ALBERTASUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
6.	APPAREL-CLOTHING-SHOPS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
7.	ARTS-CRAFTS-SHOPS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
8.	AUSTRALIANSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
9.	AUTO-CARS-TRUCKS-DEALERS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
10.	BAYP.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
11.	BCSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
12.	BIDAHEAD.COM	Inceptor, Inc.[7]	Network Solutions, LLC
13.	BIDAHEAD.NET	Inceptor, Inc.	Network Solutions, LLC
14.	BIGBOOK.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
15.	BIG-BOOK.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
16.	BIGBOOK.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
17.	BIGSEARCH.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
18.	BIGSEARCH.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
19.	BIGTOPICS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
20.	BIGTOPICS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
21.	BIGTOPICS.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
22.	BIGYELLOW.BIZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
23.	BIGYELLOW.CC	Verizon Trademark Services LLC	MarkMonitor, Inc.
24.	BIGYELLOW.CN	Verizon Trademark Services LLC	MarkMonitor, Inc.
25.	BIGYELLOW.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
26.	BIGYELLOW.COM.CN	Verizon Trademark Services LLC	MarkMonitor, Inc.
27.	BIGYELLOW.INFO	Verizon Trademark Services LLC	MarkMonitor, Inc.
28.	BIGYELLOW.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
29.	BIG-YELLOW.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
30.	BIGYELLOW.NET.CN	Verizon Avenue Corp.	MarkMonitor, Inc.
31.	BIGYELLOW.ORG.CN	Verizon Avenue Corp.	MarkMonitor, Inc.

[5]	The gTLDs will be transferred to Idearc Media Corp. post Closing.
[6]	Efforts are ongoing to effect the transfer to Idearc Media Corp. post Closing.
[7]	These domain names are owned by Inceptor, Inc. and were assigned to Verizon Directories Corp. by virtue of the Intellectual Property Assignment Agreement. They will be transferred to Idearc Media Corp. post Closing.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
32.	BIGYELLOW.TV	Verizon Trademark Services LLC	MarkMonitor, Inc.
33.	BIGYELLOW.US	Bell Atlantic Corporation	MarkMonitor, Inc.
34.	BIGYELLOW2.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
35.	BIGYELLOW2.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
36.	BIGYELLOW2.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
37.	BIGYELLOW-CGI.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
38.	BIGYELLOW-MAIL.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
39.	BIGYELLOWPRODUCTS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
40.	BIGYELLOWSUCKS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
41.	BOSTON-RESTAURANTS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
42.	BRANDIMPACT.COM	Inceptor, Inc.	Network Solutions, LLC
43.	BRANDVISIBILITY.COM	Inceptor, Inc.	Network Solutions, LLC
44.	BUSINESS-MAPS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
45.	BUSINESSREGISTER.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
46.	BUSINESSREGISTER.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
47.	BUSINESSREGISTERMX.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
48.	BUSINESSREGISTERMX.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
49.	BUSINESSSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
50.	BUSINESSSUPERPAGES.NET	Verizon Directories Corp.	MarkMonitor, Inc.
51.	BUSINESSSUPERPAGES.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
52.	BUSREGISTER.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
53.	BUSREGISTER.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
54.	BUSREGISTERMX.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
55.	BUSREGISTERMX.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
56.	BY1.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
57.	BY2.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
58.	BY2.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
59.	CALGARYSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
60.	CALLSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
61.	CAMPUSAREA.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
62.	CAMPUSAREA.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
63.	CAMPUSAREAYELLOWPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
64.	CAMPUSAREAYELLOWPAGES.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
65.	CAMPUSAREAYELLOWPAGES.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
66.	CAMPUSAREAYP.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
67.	CAMPUSAREAYP.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
68.	CAMPUSAREAYP.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
69.	CANADIANSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
70.	CARGUIDES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
71.	CHICAGO-PIZZERIAS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
72.	CITY-MAPS.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
73.	CITYPAGES.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
74.	CITYPAGES.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
75.	CITYPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
76.	CITYPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
77.	COMPUTERS-STORES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
78.	CONJER.BIZ	Vanek, Vickers & Masini, P.C.[8]	MarkMonitor, Inc.
79.	CONJER.CA	MarkMonitor International Canada Ltd.[9]	UBC Research Enterprises Inc.
80.	CONJER.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
81.	CONJER.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
82.	CONJER.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
83.	CONJER.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
84.	CONJER.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
85.	CONJUR.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
86.	CONJUR.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
87.	CONJUR.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
88.	CONJUR.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
89.	CONJUR.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
90.	CONJURE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
91.	CONJUREIT.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
92.	CONJURE-IT.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
93.	CONJUREIT.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
94.	CONJURE-IT.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
95.	CONJURE-IT.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

[8]	Vanek, Vickers & Masini, P.C., Idearc Media Corp.’s outside counsel, will be transferring the domain names to Idearc Media Corp. post Closing.
[9]	MarkMonitor International Canada Ltd. is the company used by MarkMonitor, Inc. to register .ca ccTLDs in Canada.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
96.	CONJUREIT.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
97.	CONJURE-IT.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
98.	CONJUREIT.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
99.	CONJURE-IT.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
100.	CONJUREIT.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
101.	CONJURE-IT.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
102.	CONJUREIT.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
103.	CONJURE-IT.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
104.	CONJUREMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
105.	CONJURE-MEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
106.	CONJUREMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
107.	CONJURE-MEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
108.	CONJURE-MEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
109.	CONJUREMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
110.	CONJURE-MEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
111.	CONJUREMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
112.	CONJURE-MEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
113.	CONJUREMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
114.	CONJURE-MEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
115.	CONJUREMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
116.	CONJURE-MEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
117.	CONJURESUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
118.	CONJURE-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
119.	CONJURESUCKS.BIZ	DNStination, Inc.[10]	MarkMonitor, Inc.
120.	CONJURESUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
121.	CONJURE-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
122.	CONJURESUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.

[10]	DNStination, Inc. is the anonymous name used by MarkMonitor, Inc. to register domain names.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
123.	CONJURESUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
124.	CONJURESUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
125.	CONJURESUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
126.	CONJURESUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
127.	CONJURESUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
128.	CONJURESUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
129.	CONJURE-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
130.	CONJURESUX.COM	DNStination, Inc.	MarkMonitor, Inc.
131.	CONJURESUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
132.	CONJURESUX.NET	DNStination, Inc.	MarkMonitor, Inc.
133.	CONJURESUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
134.	CONJURESUX.US	DNStination, Inc.	MarkMonitor, Inc.
135.	CONJURIT.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
136.	CONJURIT.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
137.	CONJURIT.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
138.	CONJURIT.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
139.	CONJURIT.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
140.	CONJURIT.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
141.	CONJURIT.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
142.	CONSUMERGUIDES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
143.	CONVERSION-MARKETING.COM	Inceptor, Inc.	Network Solutions, LLC
144.	COUPONSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
145.	DALLAS-RESTAURANTS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
146.	DESISUPERPAGES.BIZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
147.	DESISUPERPAGES.CA	Markmonitor International Canada Ltd.	UBC Research Enterprises Inc.
148.	DESISUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
149.	DESISUPERPAGES.INFO	Verizon Trademark Services LLC	MarkMonitor, Inc.
150.	DESISUPERPAGES.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
151.	DESISUPERPAGES.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
152.	DIRECTORYSTORE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
153.	DIRECTORYSTORE.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
154.	DIRECTORYSTORE.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
155.	DIRECTORYSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
156.	DOTCOMSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
157.	DRSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
158.	DRSUPERPAGES.NET	Verizon Directories Corp.	MarkMonitor, Inc.
159.	DUTCH-GARDENS-ONLINE.COM	Inceptor, Inc.	Network Solutions, LLC
160.	EMAILSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
161.	EMPLOYMENT-AGENCIES.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
162.	ENLIGHTENME.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
163.	ENVIROSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
164.	ESUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
165.	E-SUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
166.	FEDERAL-OFFICES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
167.	FLOWROAD.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
168.	FLOWROAD.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
169.	FLOWROAD.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
170.	FLOWROAD.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
171.	FLOWROAD.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
172.	FLOWROAD.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
173.	FLOWROAD.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
174.	FLOWROADMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
175.	FLOWROADMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
176.	FLOWROADMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
177.	FLOWROADMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
178.	FLOWROADMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
179.	FLOWROADMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
180.	FLOWROADMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
181.	FOREGROUND.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
182.	FOREGROUND.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
183.	FOREGROUND.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
184.	FOREGROUNDMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
185.	FOREGROUND-MEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
186.	FOREGROUNDMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
187.	FOREGROUND-MEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
188.	FOREGROUNDMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
189.	FOREGROUND-MEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
190.	FOREGROUNDMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
191.	FOREGROUND-MEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
192.	FOREGROUNDMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
193.	FOREGROUND-MEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
194.	FOREGROUNDMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
195.	FOREGROUND-MEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
196.	FOREGROUNDSUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
197.	FOREGROUND-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
198.	FOREGROUNDSUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
199.	FOREGROUNDSUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
200.	FOREGROUND-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
201.	FOREGROUNDSUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
202.	FOREGROUNDSUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
203.	FOREGROUNDSUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
204.	FOREGROUNDSUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
205.	FOREGROUNDSUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
206.	FOREGROUNDSUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
207.	FOREGROUNDSUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
208.	FOREGROUND-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
209.	FOREGROUNDSUX.COM	DNStination, Inc.	MarkMonitor, Inc.
210.	FOREGROUNDSUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
211.	FOREGROUNDSUX.NET	DNStination, Inc.	MarkMonitor, Inc.
212.	FOREGROUNDSUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
213.	FOREGROUNDSUX.US	DNStination, Inc.	MarkMonitor, Inc.
214.	FORGROUND.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
215.	FORGROUND.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
216.	FORGROUND.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
217.	FORGROUND.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
218.	FORGROUND.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
219.	FORGROUND.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
220.	FORGROUND.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
221.	FREESUPERPAGE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
222.	GARDENERS-SUPPLY-ONLINE.COM	Inceptor, Inc.	Network Solutions, LLC
223.	GETCONJURE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
224.	GETCONJURE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
225.	GETCONJURE.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
226.	GETCONJURE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
227.	GETCONJURE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
228.	GETCONJURE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
229.	GETCONJURE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
230.	GETFOREGROUND.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
231.	GETFOREGROUND.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
232.	GETFOREGROUND.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
233.	GETFOREGROUND.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
234.	GETFOREGROUND.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
235.	GETFOREGROUND.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
236.	GETFOREGROUND.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
237.	GETIDEARC.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
238.	GETIDEARC.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
239.	GETIDEARC.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
240.	GETIDEARC.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
241.	GETIDEARC.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
242.	GETIDEARC.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
243.	GETIDEARC.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
244.	GETVYSTAL.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
245.	GETVYSTAL.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
246.	GETVYSTAL.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
247.	GETVYSTAL.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
248.	GETVYSTAL.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
249.	GETVYSTAL.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
250.	GETVYSTAL.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
251.	GIVEACLICK.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
252.	GIVEACLICK.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
253.	GIVEACLICK.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
254.	GIVECLICK.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
255.	GIVECLICK.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
256.	GIVECLICK.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
257.	GLOBALSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
258.	GOCONJURE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
259.	GOCONJURE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
260.	GOCONJURE.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
261.	GOCONJURE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
262.	GOCONJURE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
263.	GOCONJURE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
264.	GOCONJURE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
265.	GOFOREGROUND.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
266.	GOFOREGROUND.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
267.	GOFOREGROUND.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
268.	GOFOREGROUND.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
269.	GOFOREGROUND.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
270.	GOFOREGROUND.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
271.	GOFOREGROUND.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
272.	GOGUIDE.COM.MX	Verizon Trademark Services LLC	MarkMonitor, Inc.
273.	GO-GUIDE.COM.MX	Verizon Trademark Services LLC	MarkMonitor, Inc.
274.	GOGUIDE.COM.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
275.	GO-GUIDE.COM.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
276.	GOGUIDE.EDU.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
277.	GO-GUIDE.EDU.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
278.	GOGUIDE.GOV.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
279.	GO-GUIDE.GOV.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
280.	GOGUIDE.NET.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
281.	GO-GUIDE.NET.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
282.	GOGUIDE.ORG.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
283.	GO-GUIDE.ORG.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
284.	GOIDEARC.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
285.	GOIDEARC.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
286.	GOIDEARC.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
287.	GOIDEARC.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
288.	GOIDEARC.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
289.	GOIDEARC.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
290.	GOIDEARC.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
291.	GOPAGE.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
292.	GO-PAGE.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
293.	GOPAGE.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
294.	GO-PAGE.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
295.	GOPAGES.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
296.	GO-PAGES.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
297.	GOPAGES.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
298.	GO-PAGES.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
299.	GOPAGES.DE	Verizon Trademark Services LLC	MarkMonitor, Inc.
300.	GOPAGES.DE	Verizon Trademark Services LLC	MarkMonitor, Inc.
301.	GOPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
302.	GOPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
303.	GOVERNMENT-OFFICES.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
304.	GOVYSTAL.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
305.	GOVYSTAL.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
306.	GOVYSTAL.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
307.	GOVYSTAL.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
308.	GOVYSTAL.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
309.	GOVYSTAL.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
310.	GOVYSTAL.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
311.	GUIAMOVIL.COM.MX	Verizon Trademark Services LLC	MarkMonitor, Inc.
312.	GUIA-MOVIL.COM.MX	Verizon Trademark Services LLC	MarkMonitor, Inc.
313.	GUIAMOVIL.COM.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
314.	GUIA-MOVIL.COM.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
315.	GUIAMOVIL.EDU.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
316.	GUIA-MOVIL.EDU.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
317.	GUIAMOVIL.GOV.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
318.	GUIA-MOVIL.GOV.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
319.	GUIAMOVIL.NET.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
320.	GUIA-MOVIL.NET.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
321.	GUIAMOVIL.ORG.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
322.	GUIA-MOVIL.ORG.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
323.	HEADHUNTERS-AGENCIES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
324.	HOMELAND-SECURITY-SERVICES.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
325.	HYLUS.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
326.	HYLUS.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
327.	HYLUS.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
328.	HYLUS.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
329.	HYLUS.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
330.	HYLUS.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
331.	IBBIX.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
332.	IBBIX.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
333.	IBBIX.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
334.	IBBIX.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
335.	IBBIX.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
336.	IDEARC.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
337.	IDEARC.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
338.	IDEARC.COM	Verizon Directories Corp.	MarkMonitor, Inc.
339.	IDEARC.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
340.	IDEARC.MOBI	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
341.	IDEARC.NAME	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
342.	IDEARC.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
343.	IDEARC.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
344.	IDEARC.TV	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
345.	IDEARC.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
346.	IDEARC.WS	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
347.	IDEARCBLOWS.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
348.	IDEARCH.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
349.	IDEARCH.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
350.	IDEARCH.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
351.	IDEARCH.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
352.	IDEARCH.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
353.	IDEARCLOCAL.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
354.	IDEARC-LOCAL.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
355.	IDEARCMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
356.	IDEARC-MEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
357.	IDEARCMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
358.	IDEARC-MEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
359.	IDEARCMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
360.	IDEARC-MEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
361.	IDEARCMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
362.	IDEARC-MEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
363.	IDEARCMEDIA.MOBI	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
364.	IDEARCMEDIA.NAME	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
365.	IDEARCMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
366.	IDEARC-MEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
367.	IDEARCMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
368.	IDEARC-MEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
369.	IDEARCMEDIA.TV	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
370.	IDEARCMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
371.	IDEARC-MEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
372.	IDEARCMEDIA.WS	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
373.	IDEARCMEDIABLOWS.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
374.	IDEARCMEDIASUCKS.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
375.	IDEARCMEDIASUX.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
376.	IDEARCOWA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
377.	IDEARCOWA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
378.	IDEARCPUBLISHING.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
379.	IDEARCSUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
380.	IDEARC-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
381.	IDEARCSUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
382.	IDEARCSUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
383.	IDEARC-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
384.	IDEARCSUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
385.	IDEARCSUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
386.	IDEARCSUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
387.	IDEARCSUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
388.	IDEARCSUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
389.	IDEARCSUPERPAGES.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
390.	IDEARCSUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
391.	IDEARCSUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
392.	IDEARC-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
393.	IDEARCSUX.COM	DNStination, Inc.	MarkMonitor, Inc.
394.	IDEARCSUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
395.	IDEARCSUX.NET	DNStination, Inc.	MarkMonitor, Inc.
396.	IDEARCSUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
397.	IDEARCSUX.US	DNStination, Inc.	MarkMonitor, Inc.
398.	IDEARCWHITEPAGES.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
399.	IDEARCYELLOWPAGES.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
400.	IDEARCYP.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
401.	IDEARK.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
402.	IDEARK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
403.	IDEARK.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
404.	IDEARK.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
405.	IDEARK.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
406.	IDEARK.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
407.	IDEARK.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
408.	IDENTITYTOOLKIT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
409.	IDENTITYTOOLKIT.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
410.	IDENTITYTOOLKIT.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
411.	IHATEIDEARC.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
412.	IHATEIDEARCMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
413.	INCEPTOR.BIZ	Inceptor, Inc.	Network Solutions, LLC
414.	INCEPTOR.COM	Inceptor, Inc.	Network Solutions, LLC
415.	INCEPTOR.INFO	Inceptor, Inc.	Network Solutions, LLC
416.	INDIANSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
417.	JAPANESESUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
418.	JAPANSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
419.	KEODE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
420.	KEODE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
421.	KEODE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
422.	KEODE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
423.	KEODE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
424.	KINANZA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
425.	KINANZA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
426.	KINANZA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
427.	KINANZA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
428.	KINANZA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
429.	KINANZA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
430.	KINANZA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
431.	KINANZAMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
432.	KINANZAMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
433.	KINANZAMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
434.	KINANZAMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
435.	KINANZAMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
436.	KINANZAMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
437.	KINANZAMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
438.	KNOCEAN.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
439.	KNOCEAN.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
440.	KNOCEAN.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
441.	KNOCEANSUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
442.	KNOCEAN-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
443.	KNOCEANSUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
444.	KNOCEANSUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
445.	KNOCEAN-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
446.	KNOCEANSUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
447.	KNOCEANSUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
448.	KNOCEANSUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
449.	KNOCEANSUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
450.	KNOCEANSUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
451.	KNOCEANSUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
452.	KNOCEANSUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
453.	KNOCEAN-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
454.	KNOCEANSUX.COM	DNStination, Inc.	MarkMonitor, Inc.
455.	KNOCEANSUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
456.	KNOCEANSUX.NET	DNStination, Inc.	MarkMonitor, Inc.
457.	KNOCEANSUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
458.	KNOCEANSUX.US	DNStination, Inc.	MarkMonitor, Inc.
459.	KNOWLEDGESTORM-CTL.COM	Inceptor, Inc.	Network Solutions, LLC
460.	KNOWLEDGESTORM-SA.COM	Inceptor, Inc.	Network Solutions, LLC
461.	KOCHISUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
462.	KONJURE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
463.	KONJURE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
464.	KONJURE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
465.	KONJURE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
466.	KONJURE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
467.	KONJURE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
468.	KOREANSUPERPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
469.	LAS-VEGAS-CITY-GUIDE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
470.	LASVEGASSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
471.	LITERACYCAMPUS.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
472.	LOCADIAN.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
473.	LOCADIAN.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
474.	LOCADIAN.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
475.	LOCADIAN.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
476.	LOCADIAN.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
477.	LOCADIAN.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
478.	LOCADIANMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
479.	LOCADIANMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
480.	LOCADIANMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
481.	LOCADIANMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
482.	LOCADIANMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
483.	LOCADIANMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
484.	LOCADIANMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
485.	LOCALIDEARC.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
486.	LOCAL-IDEARC.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
487.	LOCAL-MAPS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
488.	LOCAL-MAPS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
489.	LOCBIZ.COM	Verizon Directories Corp	MarkMonitor, Inc.
490.	LOCBIZ.NET	Verizon Directories Corp	MarkMonitor, Inc.
491.	LOCBIZ.ORG	Verizon Directories Corp	MarkMonitor, Inc.
492.	MANHATTAN-YELLOWPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
493.	MANUFACTURERS-DIRECTORY.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
494.	MARTINDALE-SPP.COM	Inceptor, Inc.	Network Solutions, LLC
495.	MIAMI-HOTELS-MOTELS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
496.	MOBILEGUIDE.COM.MX	Verizon Trademark Services LLC	MarkMonitor, Inc.
497.	MOBILE-GUIDE.COM.MX	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
498.	MOBILEGUIDE.COM.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
499.	MOBILE-GUIDE.COM.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
500.	MOBILEGUIDE.EDU.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
501.	MOBILE-GUIDE.EDU.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
502.	MOBILEGUIDE.GOV.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
503.	MOBILE-GUIDE.GOV.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
504.	MOBILEGUIDE.NET.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
505.	MOBILE-GUIDE.NET.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
506.	MOBILEGUIDE.ORG.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
507.	MOBILE-GUIDE.ORG.PR	Verizon Trademark Services LLC	MarkMonitor, Inc.
508.	MRSUPERPAGES.NET	Verizon Directories Corp.	MarkMonitor, Inc.
509.	MRSUPERPAGES.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
510.	MYBCSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
511.	MYCONJURE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
512.	MYCONJURE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
513.	MYCONJURE.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
514.	MYCONJURE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
515.	MYCONJURE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
516.	MYCONJURE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
517.	MYCONJURE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
518.	MYFOREGROUND.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
519.	MYFOREGROUND.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
520.	MYFOREGROUND.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
521.	MYFOREGROUND.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
522.	MYFOREGROUND.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
523.	MYFOREGROUND.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
524.	MYFOREGROUND.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
525.	MYIDEARC.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
526.	MYIDEARC.CA	MarkMonitor International Canada Ltd.	MarkMonitor, Inc.
527.	MYIDEARC.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
528.	MYIDEARC.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
529.	MYIDEARC.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
530.	MYIDEARC.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
531.	MYIDEARC.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
532.	MYSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
533.	MYSUPERPAGESDR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
534.	MYSUPERPAGESDR.COM.DO	Verizon Directories Corp.	MarkMonitor, Inc.
535.	MYSUPERPAGESEMAIL.COM	Verizon Directories Corp	MarkMonitor, Inc.
536.	MYSUPERPAGESEMAIL.NET	Verizon Directories Corp	MarkMonitor, Inc.
537.	MYSUPERPAGESEMAIL.ORG	Verizon Directories Corp	MarkMonitor, Inc.
538.	MYSUPERPAGESHOSTING.COM	Verizon Directories Corp	MarkMonitor, Inc.
539.	MY-SUPERPAGESHOSTING.COM	Verizon Directories Corp	MarkMonitor, Inc.
540.	MY-SUPERPAGES-HOSTING.COM	Verizon Directories Corp	MarkMonitor, Inc.
541.	MYSUPERPAGESHOSTING.NET	Verizon Directories Corp	MarkMonitor, Inc.
542.	MY-SUPERPAGESHOSTING.NET	Verizon Directories Corp	MarkMonitor, Inc.
543.	MY-SUPERPAGES-HOSTING.NET	Verizon Directories Corp	MarkMonitor, Inc.
544.	MYSUPERPAGESHOSTING.ORG	Verizon Directories Corp	MarkMonitor, Inc.
545.	MY-SUPERPAGESHOSTING.ORG	Verizon Directories Corp	MarkMonitor, Inc.
546.	MY-SUPERPAGES-HOSTING.ORG	Verizon Directories Corp	MarkMonitor, Inc.
547.	MYSUPERPAGESRD.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
548.	MYSUPERPAGESRD.COM.DO	Verizon Directories Corp.	MarkMonitor, Inc.
549.	MYVYSTAL.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
550.	MYVYSTAL.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
551.	MYVYSTAL.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
552.	MYVYSTAL.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
553.	MYVYSTAL.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
554.	MYVYSTAL.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
555.	MYVYSTAL.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
556.	NEAROUND.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
557.	NEAROUND.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
558.	NEAROUND.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
559.	NEAROUND.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
560.	NEAROUND.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
561.	NEAROUND.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
562.	NEAROUND.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
563.	NEAROUNDSUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
564.	NEAROUND-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
565.	NEAROUNDSUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
566.	NEAROUNDSUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
567.	NEAROUND-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
568.	NEAROUNDSUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
569.	NEAROUNDSUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
570.	NEAROUNDSUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
571.	NEAROUNDSUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
572.	NEAROUNDSUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
573.	NEAROUNDSUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
574.	NEAROUNDSUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
575.	NEAROUND-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
576.	NEAROUNDSUX.COM	DNStination, Inc.	MarkMonitor, Inc.
577.	NEAROUNDSUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
578.	NEAROUNDSUX.NET	DNStination, Inc.	MarkMonitor, Inc.
579.	NEAROUNDSUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
580.	NEAROUNDSUX.US	DNStination, Inc.	MarkMonitor, Inc.
581.	NEEDLESTACK.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
582.	NEEDLESTACK.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
583.	NEGOCIOS-INDICE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
584.	NEWCARGUIDE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
585.	NEWCARGUIDES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
586.	NEW-YORK-CITY-GUIDE.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
587.	NEW-YORK-RESTAURANTS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
588.	NJSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
589.	NYCSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
590.	OFFICE-SUPPLIERS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
591.	OMBRELLA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
592.	OMBRELLA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
593.	OMBRELLA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
594.	OMBRELLA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
595.	OMBRELLA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
596.	OMBRELLA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
597.	OMBRELLASUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
598.	OMBRELLA-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
599.	OMBRELLASUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
600.	OMBRELLASUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
601.	OMBRELLA-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
602.	OMBRELLASUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
603.	OMBRELLASUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
604.	OMBRELLASUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
605.	OMBRELLASUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
606.	OMBRELLASUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
607.	OMBRELLASUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
608.	OMBRELLASUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
609.	OMBRELLA-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
610.	OMBRELLASUX.COM	DNStination, Inc.	MarkMonitor, Inc.
611.	OMBRELLASUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
612.	OMBRELLASUX.NET	DNStination, Inc.	MarkMonitor, Inc.
613.	OMBRELLASUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
614.	OMBRELLASUX.US	DNStination, Inc.	MarkMonitor, Inc.
615.	ONLINE-INTERNET-ADVERTISING.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
616.	ONLINE-YELLOW-PAGES.BIZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
617.	ONZO.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
618.	ONZO.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
619.	PARKERSSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
620.	PEOPLEPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
621.	PERENICA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
622.	PERENICA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
623.	PERENICA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
624.	PERENICA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
625.	PERENICA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
626.	PERENICA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
627.	PERENICA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
628.	PERENICAMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
629.	PERENICAMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
630.	PERENICAMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
631.	PERENICAMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
632.	PERENICAMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
633.	PERENICAMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
634.	PERFORMANCESUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
635.	PETSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
636.	PHILIPPINESUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
637.	PHONE-BOOKS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
638.	PINGO-PHONECARDS.COM	Inceptor, Inc.	Network Solutions, LLC
639.	PLANGUIDES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
640.	PLANNINGUIDES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
641.	PROVIDENCE-BED-AND-BREAKFASTS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
642.	REALTORSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
643.	REALTYSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
644.	REGISTRODENEGOCIOS.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
645.	REGISTRODENEGOCIOS.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
646.	REGISTRODENEGOCIOSMX.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
647.	REGISTRONEGOCIOSMX.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
648.	REGISTRONEGOCIOSMX.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
649.	REGISTROSNEGOCIOS.COM.MX	Verizon Directories Corp.	MarkMonitor, Inc.
650.	REGISTROSNEGOCIOS.ORG.MX	Verizon Directories Corp.	MarkMonitor, Inc.
651.	RESUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
652.	RUSSIANSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
653.	RUSSIAN-SUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
654.	SAN-FRANCISCO-CA-HOTELS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
655.	SEATTLE-RESTAURANTS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
656.	SEATTLESUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
657.	SEATTLESUPERPAGES.NET	Verizon Directories Corp.	MarkMonitor, Inc.
658.	SEATTLESUPERPAGES.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
659.	SECURITY-SERVICES-INDEX.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
660.	SHOP-CENTURYNOVELTY.COM	Inceptor, Inc.	Network Solutions, LLC
661.	SHOP-CVS.COM	Inceptor, Inc.	Network Solutions, LLC
662.	SHOP-INTEGRITYMUSIC.COM	Inceptor, Inc.	Network Solutions, LLC
663.	SHOP-MERCHANTWAREHOUSE.COM	Inceptor, Inc.	Network Solutions, LLC
664.	SHOP-PACIFICINK.COM	Inceptor, Inc.	Network Solutions, LLC

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
665.	SHOP-SPINLIFE.COM	Inceptor, Inc.	Network Solutions, LLC
666.	SHOP-VCS.COM	Inceptor, Inc.	Network Solutions, LLC
667.	SHOP-VERMONTCOUNTRYSTORE.COM	Inceptor, Inc.	Network Solutions, LLC
668.	SHOP-WEBVITAMINS.COM	Inceptor, Inc.	Network Solutions, LLC
669.	SHOP-WOODWORKER.COM	Inceptor, Inc.	Network Solutions, LLC
670.	SOLUTIONSATHAND.COM	Verizon Directories Corp.	MarkMonitor, Inc.
671.	SOLUTIONSATHANDMAGAZINE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
672.	SOLUTIONS-AT-HAND-MAGAZINE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
673.	SOLUTIONSATHANDMAGAZINE.NET	Verizon Directories Corp.	MarkMonitor, Inc.
674.	SOLUTIONS-AT-HAND-MAGAZINE.NET	Verizon Directories Corp.	MarkMonitor, Inc.
675.	SOLUTIONSATHANDMAGAZINE.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
676.	SOLUTIONS-AT-HAND-MAGAZINE.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
677.	SOOPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
678.	SOUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
679.	SPLARGE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
680.	SPLARGE.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
681.	SPLARGE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
682.	SPLARGE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
683.	SPLARGE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
684.	SPLARGE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
685.	SPMARKETINGTOOLKIT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
686.	SPMARKETINGTOOLKIT.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
687.	SPMARKETINGTOOLKIT.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
688.	STEFANSSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
689.	STOCKMARKETSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
690.	STOREFRONTHUNT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
691.	SUOERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
692.	SUPARPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
693.	SUPEPAGESDR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
694.	SUPEPAGESPR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
695.	SUPERAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
696.	SUPERAPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
697.	SUPERBOOKSONLINE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
698.	SUPERCOOLPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
699.	SUPEREPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
700.	SUPERFREEPAGES.NET	Verizon Directories Corp.	MarkMonitor, Inc.
701.	SUPERFUNPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
702.	SUPERGOLDPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
703.	SUPERGPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
704.	SUPERLINKSPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
705.	SUPERMODELPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
706.	SUPEROPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
707.	SUPERPAEGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
708.	SUPERPAES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
709.	SUPERPAG.BIZ	Verizon Directories Corp.	MarkMonitor, Inc.
710.	SUPERPAG.COM	Verizon Directories Corp.	MarkMonitor, Inc.
711.	SUPERPAG.INFO	Verizon Directories Corp.	MarkMonitor, Inc.
712.	SUPERPAG.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
713.	SUPERPAGAES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
714.	SUPERPAGAS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
715.	SUPERPAGE.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
716.	SUPERPAGE.BIZ	Verizon Directories Corp.	MarkMonitor, Inc.
717.	SUPER-PAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
718.	SUPERPAGE.INFO	Verizon Directories Corp.	MarkMonitor, Inc.
719.	SUPERPAGE.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
720.	SUPERPAGE.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
721.	SUPERPAGE.US	Verizon Directories Corp.	MarkMonitor, Inc.
722.	SUPERPAGE2GO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
723.	SUPERPAGECR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
724.	SUPERPAGED.COM	Verizon Directories Corp.	MarkMonitor, Inc.
725.	SUPERPAGEDIRECT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
726.	SUPERPAGEDR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
727.	SUPERPAGEES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
728.	SUPERPAGEFACTS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
729.	SUPERPAGEONLINE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
730.	SUPERPAGEPUERTORICO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
731.	SUPERPAGERCR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
732.	SUPERPAGERD.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
733.	SUPERPAGERDR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
734.	SUPERPAGERPR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
735.	SUPERPAGES.*.PRO	Verizon Trademark Services LLC	MarkMonitor, Inc.
736.	SUPERPAGES.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
737.	SUPERPAGES.AZ	a Verizon company[11]	MarkMonitor, Inc.
738.	SUPERPAGES.BE	Verizon Trademark Services LLC	MarkMonitor, Inc.
739.	SUPERPAGES.BIZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
740.	SUPERPAGES.BIZ.VN	Verizon Trademark Services LLC	MarkMonitor, Inc.
741.	SUPERPAGES.BY	Verizon Trademark Services LLC	MarkMonitor, Inc.
742.	SUPERPAGES.CH	Verizon Trademark Services LLC	MarkMonitor, Inc.
743.	SUPERPAGES.CH	Verizon Trademark Services LLC	MarkMonitor, Inc.
744.	SUPERPAGES.CN	Verizon Trademark Services LLC	MarkMonitor, Inc.
745.	SUPERPAGES.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
746.	SUPERPAGES.CO.BA	Verizon Trademark Services LLC	MarkMonitor, Inc.
747.	SUPERPAGES.CO.TJ	a Verizon company	MarkMonitor, Inc.
748.	SUPERPAGES.CO.VE	Verizon Trademark Services LLC	MarkMonitor, Inc.
749.	SUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
750.	SUPERPAGES.COM.AF	Verizon Trademark Services LLC	MarkMonitor, Inc.
751.	SUPERPAGES.COM.CI	a Verizon company	MarkMonitor, Inc.
752.	SUPERPAGES.COM.CN	Verizon Directories Corp.	MarkMonitor, Inc.
753.	SUPERPAGES.COM.DO	Verizon Directories Corp.	MarkMonitor, Inc.
754.	SUPERPAGES.COM.GR	Verizon Trademark Services LLC	MarkMonitor, Inc.
755.	SUPERPAGES.COM.MU	Verizon Trademark Services LLC	MarkMonitor, Inc.
756.	SUPERPAGES.COM.PH	Verizon Trademark Services LLC	MarkMonitor, Inc.
757.	SUPERPAGES.COM.PL	Bell Atlantic Trademark Services LLC	MarkMonitor, Inc.
758.	SUPERPAGES.COM.PL	Bell Atlantic Trademark Services LLC	MarkMonitor, Inc.
759.	SUPERPAGES.COM.PS	Verizon Trademark Services LLC	MarkMonitor, Inc.
760.	SUPERPAGES.COM.SB	a Verizon company	MarkMonitor, Inc.
761.	SUPERPAGES.COM.SC	a Verizon company	MarkMonitor, Inc.
762.	SUPERPAGES.COM.TJ	a Verizon company	MarkMonitor, Inc.
763.	SUPERPAGES.COM.TW	Verizon Trademark Services LLC	MarkMonitor, Inc.
764.	SUPERPAGES.COM.VE	Verizon Trademark Services LLC	MarkMonitor, Inc.
765.	SUPERPAGES.COM.VN	Verizon Trademark Services LLC	MarkMonitor, Inc.

[11]	Owned by a Verizon company, however, the ccTLD registry does not maintain a whois database.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
766.	SUPERPAGES.CZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
767.	SUPERPAGES.CZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
768.	SUPERPAGES.EU	MarkMonitor Global Services Limited	MarkMonitor, Inc.
769.	SUPERPAGES.GR	Verizon Trademark Services LLC	MarkMonitor, Inc.
770.	SUPERPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
771.	SUPERPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
772.	SUPERPAGES.IM	Verizon Directories Corp.	MarkMonitor, Inc.
773.	SUPERPAGES.INFO	Verizon Directories Corp.	MarkMonitor, Inc.
774.	SUPERPAGES.INFO.VN	Verizon Trademark Services LLC	MarkMonitor, Inc.
775.	SUPERPAGES.JOBS	Verizon Trademark Services LLC	MarkMonitor, Inc.
776.	SUPERPAGES.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
777.	SUPERPAGES.KIDS.US	Verizon Directories Corp.	MarkMonitor, Inc.
778.	SUPERPAGES.LA	Verizon Trademark Services LLC	MarkMonitor, Inc.
779.	SUPERPAGES.LI	Verizon Trademark Services LLC	MarkMonitor, Inc.
780.	SUPERPAGES.MOBI	Verizon Directories Corp.	MarkMonitor, Inc.
781.	SUPERPAGES.MP	a Verizon company	MarkMonitor, Inc.
782.	SUPERPAGES.NET	Verizon Directories Corp.	MarkMonitor, Inc.
783.	SUPERPAGES.NET.AF	Verizon Trademark Services LLC	MarkMonitor, Inc.
784.	SUPERPAGES.NET.CN	Verizon Directories Corp.	MarkMonitor, Inc.
785.	SUPERPAGES.NET.PH	Verizon Trademark Services LLC	MarkMonitor, Inc.
786.	SUPERPAGES.NET.SB	TPP Internet sb12	MarkMonitor, Inc.
787.	SUPERPAGES.NET.TJ	a Verizon company	MarkMonitor, Inc.
788.	SUPERPAGES.NET.VE	Verizon Trademark Services LLC	MarkMonitor, Inc.
789.	SUPERPAGES.NET.VN	Verizon Trademark Services LLC	MarkMonitor, Inc.
790.	SUPERPAGES.OR.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
791.	SUPERPAGES.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
792.	SUPERPAGES.ORG.AF	Verizon Trademark Services LLC	MarkMonitor, Inc.
793.	SUPERPAGES.ORG.CN	Verizon Directories Corp.	MarkMonitor, Inc.
794.	SUPERPAGES.ORG.PH	Verizon Trademark Services LLC	MarkMonitor, Inc.
795.	SUPERPAGES.ORG.UK	Verizon Trademark Services LLC	MarkMonitor, Inc.
796.	SUPERPAGES.ORG.VE	Verizon Trademark Services LLC	MarkMonitor, Inc.
797.	SUPERPAGES.ORG.VN	Verizon Trademark Services LLC	MarkMonitor, Inc.
798.	SUPERPAGES.PH	Verizon Trademark Services LLC	MarkMonitor, Inc.
799.	SUPERPAGES.PK	Verizon Directories Corp.	MarkMonitor, Inc.
800.	SUPERPAGES.PL	Bell Atlantic Trademark Services LLC	MarkMonitor, Inc.

[12]	Registered in the name of MarkMonitor, Inc.’s local presence as required by the ccTLD registry.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
801.	SUPERPAGES.PL	Bell Atlantic Trademark Services LLC	MarkMonitor, Inc.
802.	SUPERPAGES.PS	Verizon Trademark Services LLC	MarkMonitor, Inc.
803.	SUPERPAGES.SE	Verizon Trademark Services LLC	MarkMonitor, Inc.
804.	SUPERPAGES.SK	Verizon Trademark Services LLC	MarkMonitor, Inc.
805.	SUPERPAGES.SM	a Verizon company	MarkMonitor, Inc.
806.	SUPERPAGES.SU	Verizon Trademark Services LLC	MarkMonitor, Inc.
807.	SUPERPAGES.TJ	a Verizon company	MarkMonitor, Inc.
808.	SUPERPAGES.TM	Verizon Trademark Services LLC	MarkMonitor, Inc.
809.	SUPERPAGES.TW	a Verizon company	MarkMonitor, Inc.
810.	SUPERPAGES.US	Verizon Directories Corp.	MarkMonitor, Inc.
811.	SUPERPAGES.VN	a Verizon company	MarkMonitor, Inc.
812.	SUPERPAGES.WEB.VE	Verizon Trademark Services LLC	MarkMonitor, Inc.
813.	SUPERPAGES2GO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
814.	SUPERPAGESBUSINESS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
815.	SUPERPAGESBUSINESS.NET	Verizon Directories Corp.	MarkMonitor, Inc.
816.	SUPERPAGESBUSINESS.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
817.	SUPERPAGESCA.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
818.	SUPERPAGESCOSTARICA.COM	Verizon Directories Corp	MarkMonitor, Inc.
819.	SUPERPAGESCR.COM	Verizon Paginas Amarillas[13]	MarkMonitor, Inc.
820.	SUPERPAGESCZ.CZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
821.	SUPERPAGESCZ.CZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
822.	SUPERPAGES-CZ.CZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
823.	SUPERPAGES-CZ.CZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
824.	SUPERPAGESDR.COM	Verizon Directories Corp.	MarkMonitor, Inc.
825.	SUPERPAGESDR.COM.DO	Verizon Directories Corp.	MarkMonitor, Inc.
826.	SUPERPAGESDR.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
827.	SUPERPAGESEMAIL.COM	Verizon Directories Corp.	MarkMonitor, Inc.
828.	SUPERPAGESFACT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
829.	SUPERPAGES-FACT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
830.	SUPERPAGESFACT.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
831.	SUPERPAGES-FACT.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
832.	SUPERPAGESFACT.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
833.	SUPERPAGES-FACT.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
834.	SUPERPAGESFACTS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
835.	SUPERPAGES-FACTS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
836.	SUPERPAGESFACTS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
837.	SUPERPAGES-FACTS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
838.	SUPERPAGESFACTS.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.

[13]	Efforts ongoing to effect the transfer to Idearc Media Corp. post Closing.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
839.	SUPERPAGES-FACTS.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
840.	SUPERPAGESHOSTING.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
841.	SUPERPAGES-HOSTING.COM	Verizon Directories Corp.	MarkMonitor, Inc.
842.	SUPERPAGESHOSTING.NET	Verizon Directories Corp.	MarkMonitor, Inc.
843.	SUPERPAGES-HOSTING.NET	Verizon Directories Corp.	MarkMonitor, Inc.
844.	SUPERPAGESHOSTING.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
845.	SUPERPAGES-HOSTING.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
846.	SUPERPAGESHOSTINGFARM.COM	Verizon Directories Corp	MarkMonitor, Inc.
847.	SUPERPAGESHOSTINGFARM.NET	Verizon Directories Corp	MarkMonitor, Inc.
848.	SUPERPAGESHOSTINGFARM.ORG	Verizon Directories Corp	MarkMonitor, Inc.
849.	SUPERPAGESMAIL.BIZ	Verizon Directories Corp.	MarkMonitor, Inc.
850.	SUPERPAGESMAIL.COM	Verizon Directories Corp.	MarkMonitor, Inc.
851.	SUPERPAGESMAIL.INFO	Verizon Directories Corp.	MarkMonitor, Inc.
852.	SUPERPAGESMAIL.NET	Verizon Directories Corp.	MarkMonitor, Inc.
853.	SUPERPAGESMAIL.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
854.	SUPERPAGESPLUS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
855.	SUPERPAGESPR.INFO	Verizon Directories Corp.	MarkMonitor, Inc.
856.	SUPERPAGESRD.COM	Verizon Directories Corp.	MarkMonitor, Inc.
857.	SUPERPAGESRD.COM.DO	Verizon Directories Corp.	MarkMonitor, Inc.
858.	SUPERPAGESREP.COM	Verizon Directories Corp.	MarkMonitor, Inc.
859.	SUPERPAGESREP.NET	Verizon Directories Corp.	MarkMonitor, Inc.
860.	SUPERPAGESREP.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
861.	SUPERPAGESS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
862.	SUPERPAGESSEATTLE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
863.	SUPERPAGESSEATTLE.NET	Verizon Directories Corp.	MarkMonitor, Inc.
864.	SUPERPAGESSEATTLE.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
865.	SUPERPAGESSK.SK	Verizon Trademark Services LLC	MarkMonitor, Inc.
866.	SUPERPAGESSPENDINGSPREE.COM	Verizon Directories Corp	MarkMonitor, Inc.
867.	SUPERPAGESSPENDINGSPREE.NET	Verizon Directories Corp	MarkMonitor, Inc.
868.	SUPERPAGESSPENDINGSPREE.ORG	Verizon Directories Corp	MarkMonitor, Inc.
869.	SUPERPAGESSPENDINGSPREES.COM	Verizon Directories Corp	MarkMonitor, Inc.
870.	SUPERPAGESSPENDINGSPREES.NET	Verizon Directories Corp	MarkMonitor, Inc.
871.	SUPERPAGESSPENDINGSPREES.ORG	Verizon Directories Corp	MarkMonitor, Inc.
872.	SUPERPAGESSPREE.COM	Verizon Directories Corp	MarkMonitor, Inc.
873.	SUPERPAGESSPREE.NET	Verizon Directories Corp	MarkMonitor, Inc.
874.	SUPERPAGESSPREE.ORG	Verizon Directories Corp	MarkMonitor, Inc.
875.	SUPERPAGESSUCKS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
876.	SUPERPAGES-SUCKS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
877.	SUPERPAGESSUCKS.NET	Verizon Directories Corp.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
878.	SUPERPAGES-SUCKS.NET	Verizon Directories Corp.	MarkMonitor, Inc.
879.	SUPERPAGESSUCKS.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
880.	SUPERPAGES-SUCKS.ORG	Verizon Directories Corp.	MarkMonitor, Inc.
881.	SUPERPAGESTRAVEL.COM	Verizon Directories Corp.	MarkMonitor, Inc.
882.	SUPERPAGESUS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
883.	SUPERPAGESW.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
884.	SUPERPAGESYELLOWPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
885.	SUPERPAGETOGO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
886.	SUPERPAGEUSA.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
887.	SUPERPAGEWEB.COM	Verizon Directories Corp.	MarkMonitor, Inc.
888.	SUPERPAGEWS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
889.	SUPERPAGEX.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
890.	SUPERPAGIES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
891.	SUPER-PAGINAS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
892.	SUPERPAGINASCOSTARICA.COM	Verizon Directories Corp	MarkMonitor, Inc.
893.	SUPERPAGINASCOSTARICA.NET	Verizon Directories Corp	MarkMonitor, Inc.
894.	SUPERPAGINASCOSTARICA.ORG	Verizon Directories Corp	MarkMonitor, Inc.
895.	SUPERPAGINASCR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
896.	SUPERPAGINASONLINE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
897.	SUPERPAGRES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
898.	SUPERPAGTES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
899.	SUPERPAGUES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
900.	SUPERPGAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
901.	SUPERPGE.COM	Verizon Directories Corp	MarkMonitor, Inc.
902.	SUPERPGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
903.	SUPERPGS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
904.	SUPERREALESTATEPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
905.	SUPERRPG.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
906.	SUPERSAVERPAGER.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
907.	SUPERSEXPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
908.	SUPERSITE.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
909.	SUPERSITE.CN	Verizon Directories Corp.	MarkMonitor, Inc.
910.	SUPERSITE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
911.	SUPERSITE.COM.CN	Verizon Directories Corp.	MarkMonitor, Inc.
912.	SUPERSITE.INFO	Verizon Directories Corp.	MarkMonitor, Inc.
913.	SUPERSITE.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
914.	SUPERSITE.NET.CN	Verizon Directories Corp.	MarkMonitor, Inc.
915.	SUPERSITE.ORG.CN	Verizon Directories Corp.	MarkMonitor, Inc.
916.	SUPERSITE.US	Verizon Directories Corp.	MarkMonitor, Inc.
917.	SUPERSITEGTE.COM	Verizon Directories Corp.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
918.	SUPERSITEGTES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
919.	SUPERSITEPLUS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
920.	SUPERSITES.JP	GTE Far East (Services) Limited	MarkMonitor, Inc.
921.	SUPERSITESGTE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
922.	SUPERSITESPLUS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
923.	SUPERSTRANKY.SK	Verizon Trademark Services LLC	MarkMonitor, Inc.
924.	SUPERSTRONY.PL	Verizon Trademark Services LLC	MarkMonitor, Inc.
925.	SUPERTHINKERS.COM	Verizon Directories Corp.	MarkMonitor, Inc.
926.	SUPERTHINKERS.NET	Verizon Directories Corp.	MarkMonitor, Inc.
927.	SUPERTHINKERS.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
928.	SUPERTOGOPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
929.	SUPERTOGOPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
930.	SUPERTOPICSCOM.COM	Verizon Directories Corp.	MarkMonitor, Inc.
931.	SUPERTOPICSNET.NET	Verizon Directories Corp.	MarkMonitor, Inc.
932.	SUPERTRAVELONLINE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
933.	SUPER-WHITE-PAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
934.	SUPERYELLOWPAGERS.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
935.	SUPERYELLOWPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
936.	SUPERYELLOWPAGESONLINE.COM	Verizon Directories Corp.	MarkMonitor, Inc.
937.	SUPERYELOWPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
938.	SUPPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
939.	SUPPERPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
940.	SUPRPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
941.	SUPRPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
942.	SUPUERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
943.	SUPURPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
944.	SURPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
945.	SURVEYSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
946.	SUSPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
947.	TALKINGSUPERPAGES.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
948.	TALKINGSUPERPAGES.CO.AT	Verizon Trademark Services LLC	MarkMonitor, Inc.
949.	TALKINGSUPERPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
950.	TALKINGSUPERPAGES.HU	Verizon Trademark Services LLC	MarkMonitor, Inc.
951.	TELEPHONE-NUMBERS.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
952.	TELUSSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
953.	THEBIZGUIDE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
954.	THESUPERPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
955.	THESUPERPAGE2GO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
956.	THESUPERPAGEDIRECT.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
957.	THESUPERPAGEONLINE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
958.	THESUPERPAGES2GO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
959.	THESUPERPAGETOGO.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
960.	THOMASNETSEM.COM	Inceptor, Inc.	Network Solutions, LLC
961.	TOGOSUPERPAGE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
962.	TOGOSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
963.	TRAFFICSOURCE.COM	Inceptor, Inc.	Network Solutions, LLC
964.	TRAVEL-AGENTS-YELLOWPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
965.	UPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
966.	USEDCARGUIDE.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
967.	USEDCARGUIDES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
968.	USSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
969.	US-SUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
970.	VERACLE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
971.	VERACLE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
972.	VERACLE.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
973.	VERACLE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
974.	VERACLE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
975.	VERACLE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
976.	VERACLE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
977.	VERACLESUCK.BIZ	DNStination, Inc.	MarkMonitor, Inc.
978.	VERACLE-SUCK.BIZ	DNStination, Inc.	MarkMonitor, Inc.
979.	VERACLESUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
980.	VERACLE-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
981.	VERACLESUCK.COM	DNStination, Inc.	MarkMonitor, Inc.
982.	VERACLE-SUCK.COM	DNStination, Inc.	MarkMonitor, Inc.
983.	VERACLESUCK.INFO	DNStination, Inc.	MarkMonitor, Inc.
984.	VERACLE-SUCK.INFO	DNStination, Inc.	MarkMonitor, Inc.
985.	VERACLESUCK.NET	DNStination, Inc.	MarkMonitor, Inc.
986.	VERACLE-SUCK.NET	DNStination, Inc.	MarkMonitor, Inc.
987.	VERACLESUCK.ORG	DNStination, Inc.	MarkMonitor, Inc.
988.	VERACLE-SUCK.ORG	DNStination, Inc.	MarkMonitor, Inc.
989.	VERACLESUCK.US	DNStination, Inc.	MarkMonitor, Inc.
990.	VERACLE-SUCK.US	DNStination, Inc.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
991.	VERACLESUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
992.	VERACLE-SUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
993.	VERACLESUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
994.	VERACLE-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
995.	VERACLESUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
996.	VERACLE-SUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
997.	VERACLESUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
998.	VERACLE-SUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
999.	VERACLESUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
1000.	VERACLE-SUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
1001.	VERACLESUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
1002.	VERACLE-SUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
1003.	VERACLESUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
1004.	VERACLE-SUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
1005.	VERACLESUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1006.	VERACLE-SUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1007.	VERACLESUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1008.	VERACLE-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1009.	VERACLESUX.COM	DNStination, Inc.	MarkMonitor, Inc.
1010.	VERACLE-SUX.COM	DNStination, Inc.	MarkMonitor, Inc.
1011.	VERACLESUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
1012.	VERACLE-SUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
1013.	VERACLESUX.NET	DNStination, Inc.	MarkMonitor, Inc.
1014.	VERACLE-SUX.NET	DNStination, Inc.	MarkMonitor, Inc.
1015.	VERACLESUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
1016.	VERACLE-SUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
1017.	VERACLESUX.US	DNStination, Inc.	MarkMonitor, Inc.
1018.	VERACLE-SUX.US	DNStination, Inc.	MarkMonitor, Inc.
1019.	VERTIBLE.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1020.	VERTIBLE.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1021.	VERTIBLE.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1022.	VERTIBLE.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1023.	VERTIBLE.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1024.	VERTIBLE.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
1025.	VERTIBLE.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1026.	VERTIBLEMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1027.	VERTIBLEMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1028.	VERTIBLEMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1029.	VERTIBLEMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1030.	VERTIBLEMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1031.	VERTIBLEMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1032.	VICINCT.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1033.	VICINCT.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1034.	VICINCT.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1035.	VICINCT.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1036.	VICINCT.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1037.	VICINCT.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1038.	VICINCT.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1039.	VICINCTMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1040.	VICINCTMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1041.	VICINCTMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1042.	VICINCTMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1043.	VICINCTMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1044.	VICINCTMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1045.	VICINCTMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1046.	VICINTA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1047.	VICINTA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1048.	VICINTA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1049.	VICINTA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1050.	VICINTA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1051.	VICINTA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1052.	VICINTA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1053.	VICINTAMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1054.	VICINTAMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1055.	VICINTAMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1056.	VISTAL.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1057.	VISTAL.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
1058.	VISTAL.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1059.	VISTAL.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1060.	VNSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1061.	VYSTAL.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1062.	VYSTAL.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1063.	VYSTAL.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1064.	VYSTAL.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1065.	VYSTAL.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1066.	VYSTAL.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1067.	VYSTALMEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1068.	VYSTAL-MEDIA.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1069.	VYSTALMEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1070.	VYSTAL-MEDIA.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1071.	VYSTALMEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1072.	VYSTAL-MEDIA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1073.	VYSTALMEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1074.	VYSTAL-MEDIA.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1075.	VYSTALMEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1076.	VYSTAL-MEDIA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1077.	VYSTALMEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1078.	VYSTAL-MEDIA.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1079.	VYSTALMEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1080.	VYSTAL-MEDIA.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1081.	VYSTALOWA.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1082.	VYSTALOWA.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1083.	VYSTALPUBLISHING.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1084.	VYSTALSUCK.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1085.	VYSTAL-SUCK.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1086.	VYSTALSUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1087.	VYSTAL-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1088.	VYSTALSUCK.COM	DNStination, Inc.	MarkMonitor, Inc.
1089.	VYSTAL-SUCK.COM	DNStination, Inc.	MarkMonitor, Inc.
1090.	VYSTALSUCK.INFO	DNStination, Inc.	MarkMonitor, Inc.
1091.	VYSTAL-SUCK.INFO	DNStination, Inc.	MarkMonitor, Inc.
1092.	VYSTALSUCK.NET	DNStination, Inc.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
1093.	VYSTAL-SUCK.NET	DNStination, Inc.	MarkMonitor, Inc.
1094.	VYSTALSUCK.ORG	DNStination, Inc.	MarkMonitor, Inc.
1095.	VYSTAL-SUCK.ORG	DNStination, Inc.	MarkMonitor, Inc.
1096.	VYSTALSUCK.US	DNStination, Inc.	MarkMonitor, Inc.
1097.	VYSTAL-SUCK.US	DNStination, Inc.	MarkMonitor, Inc.
1098.	VYSTALSUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1099.	VYSTAL-SUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1100.	VYSTALSUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1101.	VYSTAL-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1102.	VYSTALSUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
1103.	VYSTAL-SUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
1104.	VYSTALSUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
1105.	VYSTAL-SUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
1106.	VYSTALSUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
1107.	VYSTAL-SUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
1108.	VYSTALSUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
1109.	VYSTAL-SUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
1110.	VYSTALSUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
1111.	VYSTAL-SUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
1112.	VYSTALSUPERPAGES.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1113.	VYSTALSUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1114.	VYSTAL-SUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1115.	VYSTALSUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1116.	VYSTAL-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1117.	VYSTALSUX.COM	DNStination, Inc.	MarkMonitor, Inc.
1118.	VYSTAL-SUX.COM	DNStination, Inc.	MarkMonitor, Inc.
1119.	VYSTALSUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
1120.	VYSTAL-SUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
1121.	VYSTALSUX.NET	DNStination, Inc.	MarkMonitor, Inc.
1122.	VYSTAL-SUX.NET	DNStination, Inc.	MarkMonitor, Inc.
1123.	VYSTALSUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
1124.	VYSTAL-SUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
1125.	VYSTALSUX.US	DNStination, Inc.	MarkMonitor, Inc.
1126.	VYSTAL-SUX.US	DNStination, Inc.	MarkMonitor, Inc.
1127.	VYSTALYELLOWPAGES.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
1128.	VYSTALYP.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1129.	WEBAT1.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1130.	WEBATONCE.COM	Verizon Avenue Corp.	MarkMonitor, Inc.
1131.	WEBATONCE.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
1132.	WEKNOWAROUNDHERE.BIZ	Verizon Trademark Services LLC	MarkMonitor, Inc.
1133.	WEKNOWAROUNDHERE.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
1134.	WEKNOWAROUNDHERE.ORG	Verizon Trademark Services LLC	MarkMonitor, Inc.
1135.	WHOLESALERS-DIRECTORY.NET	Verizon Trademark Services LLC	MarkMonitor, Inc.
1136.	WIDEWALK.BIZ	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1137.	WIDEWALK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1138.	WIDEWALK.COM	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1139.	WIDEWALK.INFO	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1140.	WIDEWALK.NET	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1141.	WIDEWALK.ORG	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1142.	WIDEWALK.US	Vanek, Vickers & Masini, P.C.	MarkMonitor, Inc.
1143.	WIDEWALKSUCK.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1144.	WIDEWALK-SUCK.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1145.	WIDEWALKSUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1146.	WIDEWALK-SUCK.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1147.	WIDEWALKSUCK.COM	DNStination, Inc.	MarkMonitor, Inc.
1148.	WIDEWALK-SUCK.COM	DNStination, Inc.	MarkMonitor, Inc.
1149.	WIDEWALKSUCK.INFO	DNStination, Inc.	MarkMonitor, Inc.
1150.	WIDEWALK-SUCK.INFO	DNStination, Inc.	MarkMonitor, Inc.
1151.	WIDEWALKSUCK.NET	DNStination, Inc.	MarkMonitor, Inc.
1152.	WIDEWALK-SUCK.NET	DNStination, Inc.	MarkMonitor, Inc.
1153.	WIDEWALKSUCK.ORG	DNStination, Inc.	MarkMonitor, Inc.
1154.	WIDEWALK-SUCK.ORG	DNStination, Inc.	MarkMonitor, Inc.
1155.	WIDEWALKSUCK.US	DNStination, Inc.	MarkMonitor, Inc.
1156.	WIDEWALK-SUCK.US	DNStination, Inc.	MarkMonitor, Inc.
1157.	WIDEWALKSUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1158.	WIDEWALK-SUCKS.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1159.	WIDEWALKSUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1160.	WIDEWALK-SUCKS.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.

SCHEDULE A – Designated Spinco Statutory Intellectual Property

No.	Domain Name	Owner Prior To Closing	Registrar
1161.	WIDEWALKSUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
1162.	WIDEWALK-SUCKS.COM	DNStination, Inc.	MarkMonitor, Inc.
1163.	WIDEWALKSUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
1164.	WIDEWALK-SUCKS.INFO	DNStination, Inc.	MarkMonitor, Inc.
1165.	WIDEWALKSUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
1166.	WIDEWALK-SUCKS.NET	DNStination, Inc.	MarkMonitor, Inc.
1167.	WIDEWALKSUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
1168.	WIDEWALK-SUCKS.ORG	DNStination, Inc.	MarkMonitor, Inc.
1169.	WIDEWALKSUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
1170.	WIDEWALK-SUCKS.US	DNStination, Inc.	MarkMonitor, Inc.
1171.	WIDEWALKSUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1172.	WIDEWALK-SUX.BIZ	DNStination, Inc.	MarkMonitor, Inc.
1173.	WIDEWALKSUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1174.	WIDEWALK-SUX.CA	MarkMonitor International Canada Ltd.	UBC Research Enterprises Inc.
1175.	WIDEWALKSUX.COM	DNStination, Inc.	MarkMonitor, Inc.
1176.	WIDEWALK-SUX.COM	DNStination, Inc.	MarkMonitor, Inc.
1177.	WIDEWALKSUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
1178.	WIDEWALK-SUX.INFO	DNStination, Inc.	MarkMonitor, Inc.
1179.	WIDEWALKSUX.NET	DNStination, Inc.	MarkMonitor, Inc.
1180.	WIDEWALK-SUX.NET	DNStination, Inc.	MarkMonitor, Inc.
1181.	WIDEWALKSUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
1182.	WIDEWALK-SUX.ORG	DNStination, Inc.	MarkMonitor, Inc.
1183.	WIDEWALKSUX.US	DNStination, Inc.	MarkMonitor, Inc.
1184.	WIDEWALK-SUX.US	DNStination, Inc.	MarkMonitor, Inc.
1185.	WIRELESSSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
1186.	WORDOFNET.COM	Inceptor, Inc.	Network Solutions, LLC
1187.	WORLDWIDESUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
1188.	WWSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
1189.	WWWSUPERPAGEPR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1190.	WWWSUPERPAGES.COM	Verizon Directories Corp.	MarkMonitor, Inc.
1191.	WWWSUPERPAGESCANADA.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1192.	WWWSUPERPAGESDR.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1193.	YELLOWPAGES-ADVERTISING.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1194.	YELLOW-PAGES-PHONEBOOK.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1195.	YELLOWPAGESSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.
1196.	YELLOWSUPERPAGES.COM	Verizon Trademark Services LLC	MarkMonitor, Inc.

INTELLECTUAL PROPERTY AGREEMENT

SCHEDULE B

BUSINESS PROPRIETARY SOFTWARE

[**CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO

17 C.F.R. §240.24b-2 AND 17 C.F.R. §200.80**]